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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number_811-1355

                                 The Alger Fund

              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                   111 Fifth Avenue, New York, New York 10003

          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                              Mr. Frederick A. Blum

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003

          -------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   212-806-8800

Date of fiscal year end:   October 31

Date of reporting period:  October 31, 2003

ITEM 1.  REPORT(S) TO STOCKHOLDERS.



                                                                  THE ALGER FUND


                                                 ALGER LARGECAP GROWTH PORTFOLIO
                                            ALGER SMALL CAPITALIZATION PORTFOLIO
                                                        ALGER BALANCED PORTFOLIO
                                                   ALGER MIDCAP GROWTH PORTFOLIO
                                            ALGER CAPITAL APPRECIATION PORTFOLIO
                                                 ALGER HEALTH SCIENCES PORTFOLIO
                                             ALGER SMALLCAP AND MIDCAP PORTFOLIO
                                                    ALGER MONEY MARKET PORTFOLIO



                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2003






                                                                    [ALGER LOGO]

    TABLE OF CONTENTS

    THE ALGER FUND
    Letter to Our Shareholders..............................................   1
    Portfolio Highlights....................................................   5
    Schedules of Investments................................................  12
    Financial Highlights....................................................  40
    Statements of Assets and Liabilities....................................  50
    Statements of Operations................................................  52
    Statements of Changes in Net Assets.....................................  54
    Notes to Financial Statements...........................................  58
    Report of Independent Public Auditors...................................  71

Dear Shareholders,                                             December 11, 2003


THE YEAR IN REVIEW

      The fiscal year ended October 31, 2003, was dramatic, both economically and politically. It began shortly after the Dow hit a five year low and ended with a robust recovery. At the beginning of 2003, the markets had been down three years in a row, something that hadn't happened since 1939-1941. Overshadowed by national security concerns, the markets remained essentially stagnant into the spring. The looming American-led invasion of Iraq dominated the headlines and the attention of the American public. In spite of encouraging economic data, both Wall Street and Main Street were preoccupied with war. On March 19th, the United States invaded Iraq. The markets then fluctuated with the perceived progress of the military campaign. Later in the spring, as the U.S. military achieved success, at least relative to very pessimistic media opinion, the markets recovered dramatically.

      Throughout 2003, the U.S. economy grew steadily, aided by the Federal Reserve, by tax policy, and by improving corporate outlooks. On June 25, 2003, the Fed cut the Fed Funds Rate to 1.00%, a 40 year low. The combination of low interest rates, tax cuts, increased federal spending and the mortgage refinancing boom boosted the economy significantly. Fueled by a spike in consumer spending and high productivity, third quarter GDP growth soared to 8.2%, the highest rate since 1984. Productivity growth also was exceptional in 2003, as it was in 2002. The one soft spot was the job market. Historically, there has always been a lag time between economic recovery and job creation. For the month of October, the unemployment rate was at 6.0%, just below its peak of 6.4%.

      By the end of our fiscal year, the public mood had shifted. Both the economy and the markets experienced remarkable growth, and investors seemed to have gained a level of rational confidence that was absent from both the bull market of the late 1990s and the bear market of 2000 through 2002. The Dow rose 17% in the 12 months ended October 31, 2003. The S&P 500 rose 19%, while the Nasdaq Composite was up a staggering 45%. Interest rates and inflation remained low, though interest rates did increase as the economy picked up. The yield on the US Treasury 10-year note was pushed up to 4.30% at October 31, up from 3.89% a year earlier.

PORTFOLIO MATTERS

Alger LargeCap Growth Portfolio

      The Alger LargeCap Growth Portfolio increased by 23.22% during the 12 months ended October 31, 2003, while the Russell 1000 Growth Index increased by 21.81%. Reasons we outperformed: first, a solid overweighting of the technology sector, at more than 28% of the portfolio, was key, as this sector led the market recovery, with strong returns from Intel, Veritas, and Cisco; and second, a similar overweighting in consumer stocks where both retail and internet stocks like Best Buy and eBay performed well. In both sectors, stock selection was a strong positive contributor. Our stocks outperformed the Russell 1000 Growth Index in every sector except for telecommunication

                                                                             -2-
services. We were market weighted in health care stocks, at just over 26% of the portfolio, and performed in line with the sector here. We were hurt by Tenet Healthcare and HCA, but these were offset by strong performers such as Boston Scientific Corporation. A notable misjudgment was General Dynamics, which we sold in frustration at or near the low for the year.

Alger Small Capitalization Portfolio

      The Alger Small Capitalization Portfolio grew 38.06% during the 12 months ended October 31, 2003, while the Russell 2000 Growth Index grew 46.53%. Our information technology holdings, representing an average of 27% of the portfolio, did quite well, but underperformed the Russell 2000 Growth Index. Our industrial stocks were slightly above market weight, and performance was mixed. Our holdings in for-profit education stocks were strong, but our performance was hurt by our holdings in capital goods stocks. Actuant Corporation, a manufacturer of high-end hydraulic equipment and tools, suffered losses as it faced a cautious customer base, and was forced to trim its workforce. Our holdings in the health care sector represented an average of 20% of the portfolio, and underperformed the Russell 2000 Growth Index. Performance was helped by companies such as Pharmaceutical Resources, a manufacturer and distributor of generic drugs, but was hurt by holdings in several health care equipment makers such as Steris. Our holdings in the financial sector outperformed the Russell 2000 Growth Index, with strong returns from stocks such as Doral Financial Corp., a bank that specializes in mortgages, and has a strong presence in Puerto Rico where the housing market is rapidly expanding.

Alger MidCap Growth Portfolio

      The Alger MidCap Growth Portfolio increased 36.94% for the 12 months ended October 31, 2003, while the Russell MidCap Growth Index increased 39.31%. Things we got right: in the consumer sector, where the portfolio had over 23% of its assets, we sharply outperformed the Russell MidCap Growth Index, with total returns of just over 79%. This was due to our early and significant positions in NetFlix, an innovative provider of DVDs by mail, and other exciting growth companies like XM Satellite Radio, Leapfrog Enterprises, Tractor Supply, Amazon and Urban Outfitters. The portfolio was hurt by our holdings in energy stocks, which as a sector significantly trailed the returns of the rest of the market; we reduced our exposure to this sector over the course of the year. An average of 27% of the portfolio was in information technology stocks, which contributed to favorable returns for the portfolio. Corporate spending on IT has shown steady improvement throughout the year. One big loser was BISYS Group, a provider of outsourcing and back-office services for financial institutions, which hurt our performance in this sector.

Alger Capital Appreciation Portfolio

      The Alger Capital Appreciation Portfolio increased by 23.27% for the 12 months ended October 31, 2003, while the Russell 3000 Growth Index increased by 23.34%. More than 27% of the portfolio holdings were in the information technology sector, which experienced superior returns and outperformed the Russell 3000 Growth Index. Stocks such as Yahoo! Inc., a global internet business and consumer services company, and National Semiconductor Corporation, a maker of analog microchips, experienced triple digit gains. We were above

                                                                             -3-
market weight in health care stocks, at 31% of the portfolio, and outperformed the Russell 3000 Growth Index. While the performance of our holdings in this sector was mixed, strong performance from stocks such as Zimmer Holdings and Boston Scientific Corp. boosted our overall returns. The portfolio suffered from our holdings in the consumer staples sector, but we trimmed our positions in this sector over the course of the year and therefore were able to reduce the overall impact on the portfolio's performance.

Alger Small and MidCap Portfolio

      The Alger Small and MidCap Portfolio increased by 29.36% for the 12 months ended October 31, 2003, while the Russell 2500 Growth Index increased by 44.75%. Approximately 25% of the portfolio holdings were in the information technology sector, which experienced superior gains, but slightly underperformed the Russell 2500 Growth Index. We did not have significant positions in some of the more volatile names that soared during the second quarter. A very poor showing by software company Amdocs and BISYS Group also hurt our overall performance in this sector. Health care stocks represented 20% of the portfolio, and underperformed the Russell 2500 Growth Index. Our holdings in the pharmaceuticals and biotechnology industry, such as Pharmaceutical Resources, Inc. experienced strong returns, but these were offset by poor showings from stocks in the health care equipment and services sector, such as Lifepoint Hospitals. The performance of our holdings in the energy and industrial sectors was poor, and hurt the overall performance of the portfolio.

Alger Health Sciences Portfolio

      The Alger Health Sciences Portfolio increased by 27.21% while the Russell 3000 Growth Index rose 23.34%. The portfolio was strengthened by its holdings in pharmaceutical and biotechnology stocks, which represented 62% of the holdings. Among them, Pharmaceutical Resources, Millenium Pharmaceuticals, and Genetech all experienced stronger than expected returns. Our holdings in the health care equipment and services sector were mixed. Strong performances from Boston Scientific Corporation and Aetna Inc. boosted the overall returns, while poor showings from stocks such as Tenet Healthcare and Triad Hospitals hurt the overall performance of the portfolio. As the baby boomer generation ages, we continue to believe that the health care industry will experience robust growth in the coming years.

Alger Balanced Portfolio

      The Alger Balanced Portfolio increased by 15.49%, while the Russell 1000 Growth Index increased by 21.81% and the Lehman Brothers Government/Credit Bond Index rose 6.18%. Information technology stocks represented approximately 29% of the portfolio, and outperformed the Russell 1000 Growth Index. Our performance in this sector was boosted by superior returns from Intel Corporation, Yahoo! Inc., and Cisco Systems, Inc. Our holdings in the consumer discretionary sector were above market weight and out-performed the Russell 1000 Growth Index. Internet and retailing stocks like eBay and Best Buy were large contributors to our overall returns. The fixed income portion of the portfolio benefited from its above market weight position in corporate bonds and its underweight position in Treasuries. Corporate credit outperformed Treasuries as the economy improved, as corporations reduced debt levels, and as interest rates rose in response to increased economic activity.

                                                                             -4-
LOOKING AHEAD

      As we head into 2004, we believe that the economy will continue to grow at a strong pace. Trillions of dollars sit in money market and savings accounts, and as the economy continues to grow steadily, we believe that investors will look to put those dollars to more productive use in the equity markets. We think that as investors search for better returns on their capital, high quality, high growth companies should do well. Fundamentally, these tend to be companies with management teams that not only led their organizations through the downturn of the last three years, but looked forward while doing so. They continued to invest in their products and services, and they should reap the benefits if the economy accelerates in 2004.

      True, many people are unsettled by the situation in Iraq, the federal deficit, and most importantly, the job market. But consumer demand remains strong and business spending continues to increase. The result should be wage increases or job creation, or both. We expect that consumers will continue to hold up the economy as they have always done. Home mortgage refinancing activity has begun to slow, but federal spending and tax cuts should continue to provide economic liquidity well into 2004. And as a general rule, Wall Street consistently underestimates the ability of consumers to find new ways to maintain spending, so we are not convinced about the recent predictions that the consumer may be tapped out.

      Other signs are also encouraging. Mergers and acquisitions are a necessary component of a healthy economy. At a minimum, M&A activity is a sign that business leaders are optimistic enough about future prospects in their industry that they feel confident to take risks. October 2003 was the biggest month for M&A deals since July 2001, and we expect that M&A activity will continue to increase in the coming fiscal year.

      In short, we believe the year ahead is likely to be shaped by an economy expanding between 3.5% and 4% annually and by rational exuberance in the equity markets. Investors have maintained high expectations for future earnings. They are optimistic, but cautious, as are we. Having survived the bubble and the bust, we, like you, would prefer not to see a repeat of either.

      We hope that we have served you well this year. We know that the issues surrounding trading activities in the mutual fund industry have raised questions, and we are doing everything we can to address your concerns and justify your confidence in us. You have entrusted us to find the best investments, and we hope that we will continue to earn that trust. We strive for the utmost rigor and integrity in our investment process, and going forward, we are committed to making sure that every aspect of our company is run with the same integrity.

      Respectfully submitted,
      /s/ Dan C. Chung

      Dan C. Chung
      Chief Investment Officer

                                                                             -5-
--------------------------------------------------------------------------------
                         ALGER LARGECAP GROWTH PORTFOLIO
            PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2003 (UNAUDITED)
     Prior to September 29, 2000 the Alger LargeCap Growth Portfolio was the
                             Alger Growth Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                      Alger LargeCap Growth B      Russell 1000 Growth Index
                      -----------------------      -------------------------
11/1/93                       10000                          10000
                              10408                          10537
10/31/95                      14339                          13620
                              15498                          16623
10/31/97                      19363                          21687
                              23333                          27029
10/31/99                      32506                          36286
                              34860                          39671
10/31/01                      25108                          23829
                              18806                          19154
10/31/03                      23517                          23332


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index for the ten years ended October 31, 2003. Figures for the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger LargeCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/03+

                                        AVERAGE ANNUAL TOTAL RETURNS
                                   1           5           10           SINCE
                                  YEAR       YEARS        YEARS       INCEPTION
                                 -----------------------------------------------
  CLASS A (INCEPTION 1/1/97)      17.38%   (0.48%)          *              5.70%
  Russell 1000 Growth Index       21.81%   (2.90%)          *              4.28%
--------------------------------------------------------------------------------
  CLASS B (INCEPTION 11/11/86)    18.22%   (0.43%)        8.93%           11.54%
  Russell 1000 Growth Index       21.81%   (2.90%)        8.84%           10.59%
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 8/1/97)      21.00%   (0.34%)          *              2.08%
  Russell 1000 Growth Index       21.81%   (2.90%)          *              0.37%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS  REFLECT  MAXIMUM  INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES
 AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

                                                                             -6-
--------------------------------------------------------------------------------
                      ALGER SMALL CAPITALIZATION PORTFOLIO
            PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                   Alger Small Capitalization B     Russell 2000 Growth Index
                   ----------------------------     -------------------------
11/1/93                       10000                          10000
10/31/94                       9895                           9908
10/31/95                      14462                          11946
10/31/96                      14921                          13538
10/31/97                      16838                          16404
10/31/98                      14879                          13804
10/31/99                      19654                          17846
10/31/00                      19575                          20730
10/31/01                      10380                          14198
10/31/02                       8285                          11136
10/31/03                      11583                          16320


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Capitalization Class B shares and the Russell 2000 Growth Index for the ten years ended October 31, 2003. Figures for both the Alger Small Capitalization Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger Small Capitalization Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/03+

                                        AVERAGE ANNUAL TOTAL RETURNS
                                1              5            10           SINCE
                               YEAR          YEARS         YEARS       INCEPTION
                              --------------------------------------------------
  CLASS A (INCEPTION 1/1/97)   31.32%        (5.53%)         *           (4.05%)
  Russell 2000 Growth Index    46.53%         3.40%          *            2.07%
--------------------------------------------------------------------------------
  CLASS B (INCEPTION 11/11/86) 33.06%        (5.34%)       1.48%          8.79%
  Russell 2000 Growth Index    46.53%         3.40%        5.02%          6.92%
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 8/1/97)   35.69%        (5.27%)         *           (6.28%)
  Russell 2000 Growth Index    46.53%         3.40%          *            0.63%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
+ RETURNS  REFLECT  MAXIMUM  INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES
 AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
                            ALGER BALANCED PORTFOLIO
            PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                         Russell 1000    Lehman Gov't/Credit
                 Alger Balanced B        Growth Index         Bond Index
                 ----------------        ------------    -------------------
11/1/93               10000                10000                 10000
10/31/94               9396                10538                  9536
10/31/95              12480                13620                 11077
10/31/96              12939                16623                 11674
10/31/97              15989                21687                 12702
10/31/98              17677                27029                 14007
10/31/99              22782                36286                 13916
10/31/00              26869                39671                 14905
10/31/01              22972                23829                 17189
10/31/02              20020                19154                 18130
10/31/03              23457                23332                 19251

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Balanced Class B shares, the Russell 1000 Growth Index and the Lehman Brothers Government/Credit Bond Index for the ten years ended October 31, 2003. Figures for the Alger Balanced Portfolio Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger Balanced Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/03+

                                          AVERAGE ANNUAL TOTAL RETURNS
                                      1          5           10          SINCE
                                    YEAR       YEARS        YEARS      INCEPTION
                                   ---------------------------------------------
  CLASS A (INCEPTION 1/1/97)       10.15%       4.61%         *           8.52%
  Russell 1000 Growth Index        21.81%      (2.90%)        *           4.28%
  Lehman Gov't/Credit Bond Index    6.18%       6.57%         *           7.48%
--------------------------------------------------------------------------------
  CLASS B (INCEPTION 6/1/92)       10.49%       4.63%       8.90%         8.91%
  Russell 1000 Growth Index        21.81%      (2.90%)      8.84%         8.67%
  Lehman Gov't/Credit Bond Index    6.18%       6.57%       6.77%         7.54%
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 8/1/97)       13.28%       4.75%         *           6.00%
  Russell 1000 Growth Index        21.81%      (2.90%)        *           0.37%
  Lehman Gov't/Credit Bond Index    6.18%       6.57%         *           7.22%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
+ RETURNS  REFLECT  MAXIMUM  INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES
 AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
                          ALGER MIDCAP GROWTH PORTFOLIO
            PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                    Russell Midcap       S&P MidCap
             Alger MidCap Growth B   Growth Index        400 Index
             ---------------------  --------------       ----------
11/1/93             10000                10000             10000
10/31/94            10466                10254             10102
10/31/95            15523                12739             10124
10/31/96            16521                15027             14560
10/31/97            20051                18724             19316
10/31/98            21303                19178             20612
10/31/99            28191                26405             24955
10/31/00            41277                36614             32854
10/31/01            31989                20949             28764
10/31/02            25178                17260             29343
10/31/03            34993                24044             35811

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Class B shares, Russell Midcap Growth Index and the S&P MidCap 400 Index for the ten years ended October 31, 2003. Figures for the Alger MidCap Growth Class B shares, Russell Midcap Growth Index (an unmanaged index of common stocks) and the S&P MidCap 400 Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/03+

                                           AVERAGE ANNUAL TOTAL RETURNS
                                  1            5            10           SINCE
                                YEAR         YEARS         YEARS       INCEPTION
                                ------------------------------------------------
  CLASS A (INCEPTION 1/1/97)    30.65%        9.77%         *             10.89%
  Russell Midcap Growth Index   39.31%        4.63%         *              6.49%
  S&P MidCap 400 Index          30.75%       11.68%         *             13.14%
--------------------------------------------------------------------------------
  CLASS B (INCEPTION 5/24/93)   31.94%        9.84%        13.34%         15.20%
  Russell Midcap Growth Index   39.31%        4.63%         9.17%          9.70%
  S&P MidCap 400 Index          30.75%       11.68%        13.61%         13.74%
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 8/1/97)    34.46%        9.87%         *              8.72%
  Russell Midcap Growth Index   39.31%        4.63%         *              3.88%
  S&P MidCap 400 Index          30.75%       11.68%         *             10.56%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS  REFLECT  MAXIMUM  INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES
 AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
                      ALGER CAPITAL APPRECIATION PORTFOLIO
            PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 11/1/93 TO 10/31/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                Alger Capital                  Russell 3000
               Appreciation B                  Growth Index
               --------------                  ------------
11/1/93            10000                          10000
10/31/94           11110                          10483
10/31/95           18620                          13456
10/31/96           22246                          16300
10/31/97           26918                          21132
10/31/98           29572                          25441
10/31/99           48198                          34065
10/31/00           53789                          37405
10/31/01           33808                          22688
10/31/02           25442                          18208
10/31/03           31871                          22459

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index on November 1, 1993, the inception date of the Alger Capital Appreciation Portfolio, through October 31, 2003. Figures for the Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger Capital Appreciation Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/03+

                                        AVERAGE ANNUAL TOTAL RETURNS
                                    1                 5                 SINCE
                                  YEAR              YEARS             INCEPTION
                                ------------------------------------------------
  CLASS A (INCEPTION 1/1/97)     17.72%              0.84%               5.03%
  Russell 3000 Growth Index      23.34%             (2.46%)              4.01%
--------------------------------------------------------------------------------
  CLASS B (INCEPTION 11/1/93)    18.27%              0.87%              12.29%
  Russell 3000 Growth Index      23.34%             (2.46%)              8.43%
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 8/1/97)     21.05%              0.98%               1.30%
  Russell 3000 Growth Index      23.34%             (2.46%)              0.32%
--------------------------------------------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS  REFLECT  MAXIMUM  INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES
 AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
                         ALGER HEALTH SCIENCES PORTFOLIO
            PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/01/02 TO 10/31/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                                          Russell 3000
                     Alger Health Sciences B              Growth Index
                     -----------------------              ------------
5/01/02                       10000                          10000
10/31/02                       9260                           8133
10/31/03                      11780                          10032

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Class B shares and the S&P Russell 3000 Growth Index on May 1, 2002, the inception date of the Alger Health Sciences Portfolio, through October 31, 2003. Figures for both the Alger Health Sciences Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger Health Sciences Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/03+

                                             AVERAGE ANNUAL TOTAL RETURNS
                                            1                          SINCE
                                          YEAR                       INCEPTION
                                         ---------------------------------------
  CLASS A (INCEPTION 5/1/02)              21.47%                         8.40%
  Russell 3000 Growth Index               23.34%                         0.22%
--------------------------------------------------------------------------------
  CLASS B (INCEPTION 5/1/02)              22.21%                         9.01%
  Russell 3000 Growth Index               23.34%                         0.22%
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 5/1/02)              24.95%                        10.81%
  Russell 3000 Growth Index               23.34%                         0.22%
--------------------------------------------------------------------------------

THE PORTFOLIO'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS  REFLECT  MAXIMUM  INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES
 AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
                       ALGER SMALLCAP AND MIDCAP PORTFOLIO
           PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/8/02 TO 10/31/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                                         Russell 2500
                   Alger SmallCap and Midcap B           Growth Index
                   ---------------------------           ------------
5/8/02                        10000                          10000
10/31/02                      7630                           7469
10/31/03                      9870                           10761

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SmallCap and MidCap Class B shares and the Russell 2500 Growth Index on May 8, 2002, the inception date of the Alger SmallCap and MidCap Portfolio, through October 31, 2003. Figures for both the Alger SmallCap and MidCap Class B shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger SmallCap and MidCap Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/03+
                                                     1               SINCE
                                                   YEAR            INCEPTION
                                                 -------------------------------
  CLASS A (INCEPTION 5/8/02)                      23.48%             (3.77%)
  Russell 2500 Growth Index                       44.75%              5.07%
--------------------------------------------------------------------------------
  CLASS B (INCEPTION 5/8/02)                      24.36%             (3.58%)
  Russell 2500 Growth Index                       44.75%              5.07%
--------------------------------------------------------------------------------
  CLASS C (INCEPTION 5/8/02)                      26.94%             (1.62%)
  Russell 2500 Growth Index                       44.75%              5.07%
--------------------------------------------------------------------------------

THE PORTFOLIO'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS  REFLECT  MAXIMUM  INITIAL SALES CHARGES ON CLASS A AND CLASS C SHARES
 AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

                                                                            -12-
THE ALGER FUND
ALGER LARGECAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003

COMMON STOCKS--95.4%                                    SHARES           VALUE
                                                        ------           -----

BIOTECHNOLOGY--4.9%
Amgen Inc.* .........................................     94,141    $  5,814,148
Chiron Corporation* .................................     48,800       2,665,944
Genentech, Inc.* ....................................    175,300      14,369,341
Gilead Sciences, Inc.* ..............................     83,200       4,541,056
                                                                    ------------
                                                                      27,390,489
                                                                    ------------
CAPITAL MARKETS--3.2%
Affiliated Managers Group, Inc.*+ ...................     47,225       3,423,813
Mellon Financial Corporation ........................    264,300       7,894,641
T. Rowe Price Group Inc. ............................    164,900       6,785,635
                                                                    ------------
                                                                      18,104,089
                                                                    ------------
COMMUNICATION EQUIPMENT--6.1%
Cisco Systems, Inc.* ................................    824,020      17,287,940
Corning Incorporated* ...............................    703,200       7,721,136
Nokia Oyj, ADR# .....................................    529,300       8,992,807
                                                                    ------------
                                                                      34,001,883
                                                                    ------------
COMPUTERS & PERIPHERALS--5.1%
Dell Inc.* ..........................................    262,015       9,463,982
EMC Corporation* ....................................    598,950       8,289,468
Hewlett-Packard Company .............................    270,700       6,039,317
Seagate Technology ..................................    210,100       4,828,098
                                                                    ------------
                                                                      28,620,865
                                                                    ------------
CONSUMER FINANCE--2.2%
American Express Company ............................    119,200       5,594,056
Capital One Financial Corporation+ ..................    109,200       6,639,360
                                                                    ------------
                                                                      12,233,416
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--2.0%
Citigroup Inc. ......................................    239,470      11,350,878
                                                                    ------------
ENERGY EQUIPMENT & SERVICES--.9%
BJ Services Company* ................................    154,750       5,077,348
                                                                    ------------

FOOD & STAPLES RETAILING--1.0%
Wal-Mart Stores, Inc. ...............................     95,900       5,653,305
                                                                    ------------

FREIGHT & LOGISTICS--1.1%
United Parcel Service, Inc. Cl. B ...................     82,300       5,968,396
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--5.5%
Alcon, Inc.+ ........................................     51,050       2,813,365
Boston Scientific Corporation* ......................    168,500      11,410,820
Medtronic, Inc. .....................................    299,400      13,643,658
Varian Medical Systems, Inc.*+ ......................     47,100       3,011,574
                                                                    ------------
                                                                      30,879,417
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--2.5%
Carnival Corporation ................................     82,300       2,873,093
International Game Technology .......................    150,775       4,937,881
Starwood Hotels & Resorts Worldwide, Inc. ...........    177,200       5,976,956
                                                                    ------------
                                                                      13,787,930
                                                                    ------------

                                                                            -13-
THE ALGER FUND
ALGER LARGECAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                  SHARES           VALUE
                                                        ------           -----

INDUSTRIAL CONGLOMERATES--4.6%
General Electric Company ............................    335,200    $  9,724,152
Tyco International Ltd. .............................    770,700      16,092,216
                                                                    ------------
                                                                      25,816,368
                                                                    ------------
INSURANCE--1.8%
American International Group, Inc. ..................    169,140      10,288,786
                                                                    ------------
INTERNET & CATALOG RETAIL--5.3%
Amazon.com, Inc.*+ ..................................    151,600       8,250,072
eBay Inc.* ..........................................    313,260      17,523,764
NetFlix Inc.*+ ......................................     67,850       3,887,805
                                                                    ------------
                                                                      29,661,641
                                                                    ------------
INTERNET SOFTWARE & SERVICES--3.1%
Yahoo! Inc.* ........................................    403,800      17,646,060
                                                                    ------------
MEDIA--4.9%
Disney (Walt) Company ...............................    407,100       9,216,744
Fox Entertainment Group, Inc. Cl. A* ................    275,300       7,625,810
General Motors Corporation Cl. H* ...................    651,500      10,704,145
                                                                    ------------
                                                                      27,546,699
                                                                    ------------
OIL & GAS--1.9%
Devon Energy Corporation ............................    221,020      10,719,470
                                                                    ------------
PHARMACEUTICALS--10.2%
Abbott Laboratories .................................    153,010       6,521,286
Allergan, Inc. ......................................    109,000       8,242,580
Bristol-Myers Squibb Company ........................    336,450       8,535,736
Johnson & Johnson ...................................    292,530      14,723,035
Teva Pharmaceutical Industries Ltd. ADR# ............    121,800       6,929,202
Watson Pharmaceuticals Inc.* ........................    136,400       5,356,428
Wyeth ...............................................    158,130       6,979,858
                                                                    ------------
                                                                      57,288,125
                                                                    ------------
SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--11.4%
Analog Devices, Inc.* ...............................    258,700      11,468,171
Applied Materials, Inc.* ............................    211,700       4,947,429
Intel Corporation ...................................    500,400      16,538,220
Teradyne, Inc.* .....................................    433,700       9,879,686
Texas Instruments Incorporated ......................    433,700      12,542,604
Xilinx, Inc.* .......................................    271,900       8,619,230
                                                                    ------------
                                                                      63,995,340
                                                                    ------------
SOFTWARE--8.4%
Microsoft Corporation ...............................    848,730      22,194,290
PeopleSoft, Inc.* ...................................    434,600       9,022,296
Synopsys, Inc.*+ ....................................    325,400      10,321,688
VERITAS Software Corporation* .......................    163,800       5,921,370
                                                                    ------------
                                                                      47,459,644
                                                                    ------------

                                                                            -14-
THE ALGER FUND
ALGER LARGECAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                  SHARES           VALUE
                                                        ------           -----

SPECIALTY RETAIL--7.5%
Best Buy Co., Inc.* .................................    185,350   $ 10,807,759
Home Depot, Inc. ....................................    347,800     12,892,946
The Gap, Inc. .......................................    604,100     11,526,228
TJX Companies, Inc. .................................    320,600      6,729,394
                                                                   ------------
                                                                     41,956,327
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--1.8%
Nextel Communications, Inc. Cl. A* ..................    178,000      4,307,600
Vodafone Group PLC Sponsored ADR# ...................    287,000      6,070,050
                                                                   ------------
                                                                     10,377,650
                                                                   ------------

Total Common Stocks
  (Cost $462,242,980) ...............................               535,824,126
                                                                   ------------

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS--8.5%                            AMOUNT
                                                      ---------

U.S. AGENCY OBLIGATIONS--3.9%
Federal National Mortgage Association, 0.93%, 11/3/03
  (Cost $22,098,858) ................................$22,100,000     22,098,858
                                                                   ------------

                                                       SHARES
                                                       -------
OTHER SHORT-TERM INVESTMENTS--4.6%
Security Lending Quality Trust
  (Cost $25,483,955)(b) ............................. 25,483,955     25,483,955
                                                                   ------------
Total Short-Term Investments
  (Cost $47,582,813)                                                 47,582,813
                                                                   ------------
Total Investments
  (Cost $509,825,793)(a) ............................      103.9%   583,406,939
Liabilities in Excess of Other Assets ...............       (3.9)   (21,809,034)
                                                          ------   ------------
Net Assets ..........................................      100.0%  $561,597,905
                                                          ======   ============



----------------
*    Non-income producing security.
+    Securities partially or fully on loan.
#    American Depositary Receipts.
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $517,259,070, amounted to $66,147,869 which consisted of aggregate gross unrealized appreciation of $75,756,549 and aggregate gross unrealized depreciation of $9,608,680.
(b)  Represents investment of cash collateral received for securities on loan.

                       See Notes to Financial Statements.

                                                                            -15-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003

COMMON STOCKS--95.5%                                    SHARES           VALUE
                                                        ------           -----

AEROSPACE & DEFENSE--.8%
Alliant Techsystems Inc.* ...........................     26,850    $  1,389,756
                                                                    ------------
AIR FREIGHT & LOGISTICS--2.7%
J.B. Hunt Transport Services, Inc.* .................     94,600       2,400,948
Pacer International, Inc.* ..........................    108,010       2,227,166
                                                                    ------------
                                                                       4,628,114
                                                                    ------------
BIOTECHNOLOGY--5.4%
Alkermes, Inc.* .....................................    121,650       1,577,800
Gen-Probe Incorporated* .............................     46,950       1,256,851
InterMune Inc.* .....................................    101,900       2,038,000
Onyx Pharmaceuticals, Inc.* .........................     56,200       1,375,214
QLT Inc.* ...........................................    105,500       1,629,975
Telik, Inc.* ........................................     71,050       1,443,736
                                                                    ------------
                                                                       9,321,576
                                                                    ------------
CAPITAL MARKETS--3.8%
Affiliated Managers Group, Inc.* ....................     39,800       2,885,500
National Financial Partners Corporation* ............     63,600       1,723,560
Jefferies Group, Inc. ...............................     61,200       1,897,200
                                                                    ------------
                                                                       6,506,260
                                                                    ------------
COMMERCIAL BANKS--2.6%
UCBH Holdings, Inc. .................................     74,500       2,660,395
Westcorp ............................................     46,900       1,773,758
                                                                    ------------
                                                                       4,434,153
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--3.3%
Corinthian Colleges, Inc.* ..........................     30,100       1,863,792
CoStar Group Inc.* ..................................      4,600         173,190
Education Management Corporation* ...................     32,600       2,059,668
First Marblehead Corporation (The)* .................     22,400         496,160
Monster Worldwide Inc.* .............................     43,150       1,099,030
                                                                    ------------
                                                                       5,691,840
                                                                    ------------
COMMUNICATION EQUIPMENT--3.8%
Advanced Fibre Communications, Inc.* ................     89,400       2,151,858
Enterasys Networks, Inc.* ...........................     28,400         110,760
Finisar Corporation* ................................    472,000       1,463,200
NetScreen Technologies, Inc.* .......................     43,450       1,156,639
Tekelec* ............................................    104,350       1,678,992
                                                                    ------------
                                                                       6,561,449
                                                                    ------------
COMPUTERS & PERIPHERALS--2.5%
Avid Technology, Inc.* ..............................     44,300       2,292,082
Maxtor Corporation* .................................    149,300       2,040,931
                                                                    ------------
                                                                       4,333,013
                                                                    ------------
FOOD PRODUCTS--.9%
American Italian Pasta Company Cl. A*+ ..............     40,680       1,555,603
                                                                    ------------

                                                                            -16-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                  SHARES           VALUE
                                                        ------           -----

HEALTH CARE EQUIPMENT & SUPPLIES--7.1%
ALARIS Medical Systems, Inc.* .......................    112,000    $  1,737,120
Cardiac Science, Inc.* ..............................    371,000       1,509,970
Cytyc Corporation* ..................................    126,200       1,631,766
Dade Behring Holdings Inc.* .........................     39,700       1,213,629
Fisher Scientific International Inc.* ...............     53,900       2,169,475
Intuitive Surgical, Inc.* ...........................    100,900       1,462,041
Wright Medical Group, Inc.* .........................     86,810       2,547,874
                                                                    ------------
                                                                      12,271,875
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--5.4%
Kindred Healthcare, Inc.* ...........................     51,550       2,125,922
Mid Atlantic Medical Services, Inc.* ................     41,250       2,409,000
VCA Antech, Inc.* ...................................     79,450       2,243,668
VISX, Incorporated* .................................    102,550       2,487,863
                                                                    ------------
                                                                       9,266,453
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--4.8%
Applebee's International, Inc. ......................     55,225       2,071,490
Multimedia Games, Inc.*+ ............................     54,800       2,061,028
P.F. Chang's China Bistro, Inc.* ....................     38,100       1,856,994
Station Casinos, Inc. ...............................     76,000       2,261,000
                                                                    ------------
                                                                       8,250,512
                                                                    ------------
INFORMATION TECHNOLOGY SERVICES--2.4%
Alliance Data Systems Corporation* ..................     76,700       2,130,726
ManTech International Corporation Cl. A* ............     84,450       2,065,647
                                                                    ------------
                                                                       4,196,373
                                                                    ------------
INSURANCE--1.0%
Arch Capital Group Ltd.* ............................     48,050       1,753,825
                                                                    ------------
INTERNET SOFTWARE & SERVICES--8.2%
Autobytel Inc.* .....................................    193,300       2,019,985
Digital Insight Corporation* ........................     91,500       1,919,670
DigitalNet Holdings, Inc.* ..........................     67,700       1,564,547
InfoSpace, Inc.* ....................................     96,850       2,525,848
Netegrity, Inc.* ....................................    138,600       1,643,796
Openwave Systems, Inc.* .............................    137,033       1,788,285
SINA Corp.* .........................................     33,000       1,274,790
ValueClick, Inc.* ...................................    189,650       1,528,579
                                                                    ------------
                                                                      14,265,500
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS--1.1%
Leapfrog Enterprises, Inc.*+ ........................     55,100       1,904,807
                                                                    ------------
MACHINERY--1.5%
Actuant Corporation Cl. A* ..........................     78,500       2,530,840
                                                                    ------------
MEDIA--2.2%
Media General, Inc. Cl. A ...........................     34,920       2,306,466
Radio One, Inc. Cl. A* ..............................     96,500       1,546,895
                                                                    ------------
                                                                       3,853,361
                                                                    ------------

                                                                            -17-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                  SHARES           VALUE
                                                        ------           -----

METALS & MINING--1.3%
GrafTech International Ltd.* ........................    209,700    $  2,178,783
                                                                    ------------
OIL & GAS--2.5%
Brown (Tom) Inc.* ...................................     51,800       1,399,636
Noble Energy, Inc. ..................................     34,500       1,370,340
Pogo Producing Company ..............................     37,500       1,567,875
                                                                    ------------
                                                                       4,337,851
                                                                    ------------
PAPER & FOREST PRODUCTS--1.1%
Louisiana-Pacific Corporation* ......................    104,700       1,991,394
                                                                    ------------
PHARMACEUTICALS--5.6%
Angiotech Pharmaceuticals, Inc.* ....................     44,000       2,012,120
Medicines Company* ..................................     86,400       2,302,560
Pharmaceutical Resources, Inc.* .....................     28,300       2,045,524
SICOR Inc.* .........................................    121,900       3,266,920
                                                                    ------------
                                                                       9,627,124
                                                                    ------------
ROAD & RAIL--.1%
Overnight Corporation* ..............................     11,200         248,192
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--10.2%
Brooks Automation, Inc.* ............................     86,000       2,145,700
Fairchild Semiconductor International, Inc.* ........    138,450       3,128,970
Integrated Circuit Systems, Inc.* ...................     50,150       1,683,535
International Rectifier Corporation* ................     54,400       2,596,512
OmniVision Technologies, Inc.* ......................     14,550         826,440
Photronics, Inc.* ...................................     94,250       2,030,145
Power Integrations, Inc.* ...........................     69,730       2,427,999
Varian Semiconductor Equipment Associates, Inc.* ....     57,220       2,766,587
                                                                    ------------
                                                                      17,605,888
                                                                    ------------
SOFTWARE--6.2%
Documentum, Inc.* ...................................     96,100       2,858,975
Fair Isaac Corporation ..............................     43,170       2,753,383
Hyperion Solutions Corporation* .....................     61,600       2,062,984
Quest Software, Inc. * ..............................     82,400       1,227,760
Verity, Inc.* .......................................    132,800       1,865,840
                                                                    ------------
                                                                      10,768,942
                                                                    ------------
SPECIALTY RETAIL--4.5%
AnnTaylor Stores Corporation* .......................     60,625       2,170,375
Charlotte Russe Holding Inc.* .......................     77,300       1,039,685
PETCO Animal Supplies, Inc.* ........................     66,700       2,213,106
Rent-A-Center, Inc.* ................................     75,250       2,352,315
                                                                    ------------
                                                                       7,775,481
                                                                    ------------
TEXTILES & APPAREL--1.2%
Oxford Industries, Inc. .............................     30,150       2,065,275
                                                                    ------------

                                                                            -18-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES           VALUE
                                                       ------           -----

THRIFTS & MORTGAGE FINANCE--3.3%
Bank Mutual Corporation+ ............................    173,524   $  2,052,798
BankAtlantic Bancorp, Inc. Cl. A ....................    121,400      2,038,306
Doral Financial Corp. ...............................     32,550      1,643,775
                                                                   -------------
                                                                      5,734,879
                                                                   -------------
Total Common Stocks
  (Cost $128,300,665) ...............................               165,049,119
                                                                   -------------
                                                      PRINCIPAL
SHORT-TERM INVESTMENTS--5.5%                            AMOUNT
                                                      ---------
U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 0.93%, 11/3/03
  (Cost $9,599,504) ................................. $9,600,000      9,599,504
                                                                   -------------
Total Investments
  (Cost $137,900,169)(a) ............................      101.0%   174,648,623
Liabilities in Excess of Other Assets ...............       (1.0)    (1,793,066)
                                                          ------   -------------
Net Assets ..........................................      100.0%  $172,855,557
                                                          ======   =============


---------------
*    Non-income producing security.
+    Securities partially or fully on loan.
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $138,679,790, amounted to $35,968,833 which consisted of aggregate gross unrealized appreciation of $37,332,621 and aggregate gross unrealized depreciation of $1,363,788.

                       See Notes to Financial Statements.

                                                                            -19-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003

COMMON STOCKS--64.4%                                   SHARES           VALUE
                                                       ------           -----

BIOTECHNOLOGY--3.3%
Amgen Inc.* .........................................     30,076    $  1,857,494
Chiron Corporation* .................................     15,600         852,228
Genentech, Inc.* ....................................     56,700       4,647,699
Gilead Sciences, Inc.* ..............................     26,900       1,468,202
                                                                    ------------
                                                                       8,825,623
                                                                    ------------
CAPITAL MARKETS--2.2%
Affiliated Managers Group, Inc.*+ ...................     17,400       1,261,500
Mellon Financial Corporation ........................     79,650       2,379,145
T. Rowe Price Group Inc. ............................     52,000       2,139,800
                                                                    ------------
                                                                       5,780,445
                                                                    ------------
COMMUNICATION EQUIPMENT--4.0%
Cisco Systems, Inc.* ................................    261,500       5,486,270
Corning Incorporated* ...............................    223,800       2,457,324
Nokia Oyj, ADR# .....................................    170,050       2,889,150
                                                                    ------------
                                                                      10,832,744
                                                                    ------------
COMPUTERS & PERIPHERALS--3.4%
Dell Inc.* ..........................................     84,800       3,062,976
EMC Corporation* ....................................    193,500       2,678,040
Hewlett-Packard Company .............................     87,600       1,954,356
Seagate Technology+ .................................     66,900       1,537,362
                                                                    ------------
                                                                       9,232,734
                                                                    ------------
CONSUMER FINANCE--1.5%
American Express Company ............................     38,100       1,788,033
Capital One Financial Corporation ...................     35,300       2,146,240
                                                                    ------------
                                                                       3,934,273
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--1.3%
Citigroup Inc. ......................................     76,250       3,614,250
                                                                    ------------
ENERGY EQUIPMENT & SERVICES--.6%
BJ Services Company* ................................     49,250       1,615,892
                                                                    ------------
FOOD & STAPLES RETAILING--.7%
Wal-Mart Stores, Inc. ...............................     30,600       1,803,870
                                                                    ------------
FREIGHT & LOGISTICS--.7%
United Parcel Service, Inc. Cl. B ...................     26,450       1,918,154
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Alcon, Inc. .........................................     16,500         909,315
Boston Scientific Corporation* ......................     54,500       3,690,740
Medtronic, Inc. .....................................     96,900       4,415,733
Varian Medical Systems, Inc.* .......................     15,000         959,100
                                                                    ------------
                                                                       9,974,888
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--1.7%
Carnival Corporation ................................     26,500         925,115
International Game Technology .......................     48,000       1,572,000
Starwood Hotels & Resorts Worldwide, Inc. ...........     57,200       1,929,356
                                                                    ------------
                                                                       4,426,471
                                                                    ------------

                                                                            -20-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

INDUSTRIAL CONGLOMERATES--3.1%
General Electric Company ............................    106,750    $  3,096,818
Tyco International Ltd. .............................    245,250       5,120,820
                                                                    ------------
                                                                       8,217,638
                                                                    ------------
INSURANCE--1.2%
American International Group, Inc. ..................     53,200       3,236,156
                                                                    ------------
INTERNET & CATALOG RETAIL--3.6%
Amazon.com, Inc.* ...................................     49,000       2,666,580
eBay Inc.* ..........................................     99,350       5,557,639
NetFlix Inc.*+ ......................................     24,600       1,409,580
                                                                    ------------
                                                                       9,633,799
                                                                    ------------
INTERNET SOFTWARE & SERVICES--2.1%
Yahoo! Inc.* ........................................    130,650       5,709,405
                                                                    ------------
MEDIA--3.3%
Disney (Walt) Company ...............................    129,100       2,922,824
Fox Entertainment Group, Inc. Cl. A* ................     88,150       2,441,755
General Motors Corporation Cl. H* ...................    212,150       3,485,624
                                                                    ------------
                                                                       8,850,203
                                                                    ------------
OIL & GAS--1.3%
Devon Energy Corporation ............................     70,050       3,397,425
                                                                    ------------
PHARMACEUTICALS--7.0%
Abbott Laboratories .................................     49,410       2,105,854
Allergan, Inc. ......................................     35,300       2,669,386
Bristol-Myers Squibb Company ........................    108,800       2,760,256
Johnson & Johnson ...................................     97,900       4,927,307
Teva Pharmaceutical Industries Ltd. ADR# ............     39,400       2,241,466
Watson Pharmaceuticals Inc.* ........................     43,900       1,723,953
Wyeth ...............................................     51,335       2,265,927
                                                                    ------------
                                                                      18,694,149
                                                                    ------------
SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--7.7%
Analog Devices, Inc.* ...............................     83,600       3,705,988
Applied Materials, Inc.* ............................     68,400       1,598,508
Intel Corporation ...................................    161,900       5,350,795
Teradyne, Inc.*+ ....................................    138,900       3,164,142
Texas Instruments Incorporated ......................    140,100       4,051,692
Xilinx, Inc.* .......................................     86,200       2,732,540
                                                                    ------------
                                                                      20,603,665
                                                                    ------------
SOFTWARE--5.7%
Microsoft Corporation ...............................    273,400       7,149,410
PeopleSoft, Inc.* ...................................    142,000       2,947,920
Synopsys, Inc.* .....................................    105,260       3,338,847
VERITAS Software Corporation* .......................     52,300       1,890,645
                                                                    ------------
                                                                      15,326,822
                                                                    ------------

                                                                            -21-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

SPECIALTY RETAIL--5.1%
Best Buy Co., Inc.* .................................     62,500    $  3,644,375
Home Depot, Inc. ....................................    110,300       4,088,821
The Gap, Inc. .......................................    194,000       3,701,520
TJX Companies, Inc. .................................    109,300       2,294,207
                                                                    ------------
                                                                      13,728,923
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--1.2%
Nextel Communications, Inc. Cl. A* ..................     57,600       1,393,920
Vodafone Group PLC Sponsored ADR# ...................     91,650       1,938,398
                                                                    ------------
                                                                       3,332,318
                                                                    ------------

Total Common Stocks (Cost $146,830,104) .............                172,689,847
                                                                    ------------


                                                      PRINCIPAL
CORPORATE BONDS--15.8%                                  AMOUNT
                                                      ---------

AEROSPACE & DEFENSE--.7%
Boeing Capital Corp., 6.50%, 2/15/12+ ............... $  425,000         466,102
Northrop Grumman Corporation, 7.125%, 2/15/11 .......    435,000         500,582
United Technologies, 4.875%, 11/1/06 ................    732,000         777,877
                                                                    ------------
                                                                       1,744,561
                                                                    ------------
AUTO EQUIPMENT & SERVICES--.1%
Hertz Corp., 4.70%, 10/2/06 .........................    396,000         391,457
                                                                    ------------
AUTOMOTIVE--.8%
Ford Motor Credit Company, 6.875%, 2/1/06 ...........    550,000         575,924
DaimlerChrysler N.A.Holding Corp., 4.05%, 6/4/08 ....    425,000         411,256
General Motors Acceptance Corp., 4.50%, 7/15/06 .....    606,000         615,697
General Motors Acceptance Corp., 8.00%, 11/1/31 .....    585,000         603,319
                                                                    ------------
                                                                       2,206,196
                                                                    ------------
BANKS--.2%
US Bancorp National Association, Minneapolis,
  6.50%, 2/1/08 .....................................    400,000         444,363
                                                                    ------------
BEVERAGES--.9%
Anheuser-Busch Companies, Inc., 7.00%, 12/1/25 ......    650,000         715,723
Coca-Cola Enterprises Inc., 5.25%, 5/15/07 ..........  1,500,000       1,614,201
                                                                    ------------
                                                                       2,329,924
                                                                    ------------
CAPITAL MARKETS--1.7%
Goldman Sachs Group, Inc., 6.60%, 1/15/12 ...........  2,000,000       2,221,862
J.P. Morgan Chase & Co., 3.625%, 5/1/08 .............    750,000         749,687
Morgan Stanley, 6.75%, 4/15/11 ......................  1,500,000       1,688,067
                                                                    ------------
                                                                       4,659,616
                                                                    ------------
COMMERCIAL BANKS--1.5%
Associates Corp. North America, 6.95%, 11/1/18 ......  2,000,000       2,285,608
Bank One Corp., 2.625%, 6/30/08 .....................    445,000         424,934
Washington Mutual, Inc., 4.375%, 1/15/08 ............  1,050,000       1,076,210
                                                                    ------------
                                                                       3,786,752
                                                                    ------------

                                                                            -22-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003
                                                     PRINCIPAL
CORPORATE BONDS--(CONT.)                               AMOUNT           VALUE
                                                      --------          -----

COMMUNICATION SERVICES--.2%
AT&T Wireless Services Inc., 7.50%, 5/1/07 ..........  $ 520,000    $    583,811
                                                                    ------------
COMPUTERS & PERIPHERALS--.3%
International Business Machines Corporation,
  8.375%, 11/1/19 ...................................    595,000         776,517
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--.3%
Block Financial Corp., 8.50%, 4/15/07 ...............    500,000         578,781
Household Finance Corp., 4.625%, 1/15/08 ............    275,000         285,269
                                                                    ------------
                                                                         864,050
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
Bell South Capital Funding Corp., 7.875%, 2/15/30 ...    375,000         452,261
Sprint Capital Corp., 6.00%, 1/15/07 ................    420,000         445,471
Verizon New York Inc., Series A, 6.875%, 4/1/12 .....    789,000         867,253
Verizon Wireless Capital LLC Note, 5.375%, 12/15/06 .  1,250,000       1,336,131
Verizon Wireless Capital Floating Rate Note,
  1.54%, 12/17/03 ...................................  1,000,000       1,000,353
                                                                    ------------
                                                                       4,101,469
                                                                    ------------
ELECTRIC UTILITIES--1.3%
AEP Texas North Company Senior Notes,
  5.50%, 3/1/13 .....................................    523,000         530,382
Con Edison Company Of New York, 5.625%, 7/1/12 ......  1,500,000       1,584,345
Dominion Resources, Inc., 5.00%, 3/15/13 ............    690,000         685,834
Potomac Electric Power Co., 7.00%, 1/15/24 ..........    200,000         206,745
Washington Gas Light Co., 6.51%, 8/18/08 ............    500,000         555,011
                                                                    ------------
                                                                       3,562,317
                                                                    ------------
ENERGY EQUIPMENT & SERVICES--.8%
Baker Hughes Inc., 6.25%, 1/15/09 ...................  2,000,000       2,223,360
                                                                    ------------
FOOD CHAIN--.1%
Fred Meyer Inc., Senior Notes, 7.45%, 3/1/08 ........    310,000         352,766
                                                                    ------------
FOOD & STAPLES RETAILING--.4%
Wal-Mart Stores, Inc., 4.55%, 5/1/13 ................  1,000,000         984,107
                                                                    ------------
FOOD PRODUCTS--.3%
Kraft Foods Inc., 6.25%, 6/1/12 .....................    840,000         906,669
                                                                    ------------
INDUSTRIAL CONGLOMERATES--.8%
General Electric Company, 5.00%, 2/1/13 .............  1,360,000       1,371,130
Tyco International Group SA, 5.80%, 8/1/06 ..........    615,000         645,750
                                                                    ------------
                                                                       2,016,880
                                                                    ------------
INSURANCE--.7%
GE Global Insurance, 7.75%, 6/15/30 .................    526,000         609,773
Loews Corp., 7.625%, 6/1/23 .........................    500,000         520,847
Safeco Corporation, 7.25%, 9/1/12 ...................    600,000         688,604
                                                                    ------------
                                                                       1,819,224
                                                                    ------------

                                                                            -23-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003
                                                     PRINCIPAL
CORPORATE BONDS--(CONT.)                               AMOUNT           VALUE
                                                      --------          -----

MEDIA--1.2%
AOL Time Warner Inc., 6.875%, 5/1/12 ................ $  700,000    $    776,551
Cox Enterprises, Inc., 4.375%, 5/1/08 (a) ...........    667,000         675,130
Liberty Media Corporation Floating Rate Note,
  2.64%, 9/17/06 ....................................    450,000         448,557
News America Inc., 6.625%, 1/9/08+ ..................    435,000         483,426
Viacom Inc., 7.875%, 7/30/30 ........................    750,000         913,206
                                                                    ------------
                                                                       3,296,870
                                                                    ------------
OIL & GAS--.6%
Conoco Funding Co., 6.35%, 10/15/11 .................  1,500,000       1,672,845
                                                                    ------------
PHARMACEUTICALS--.4%
Pharmacia Corporation, 6.50%, 12/1/18 ...............  1,000,000       1,151,940
                                                                    ------------
TELEPHONES--.5%
Deutsche Telek International Fin B V Gtd Notes,
  8.50%, 6/15/10 ....................................  1,000,000       1,205,392
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--.5%
Vodafone Airtouch PLC, 7.75%, 2/15/10 ...............  1,000,000       1,184,513
                                                                    ------------
Total Corporate Bonds (Cost $40,851,299) ............                 42,265,599
                                                                    ------------
CORPORATE INVESTMENT GRADE TRUST--.7%
Core Investment Grade Bond Trust I, 4.727%, 11/30/07+
  (Cost $1,750,000) .................................  1,750,000       1,812,632
                                                                    ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--16.3%
Federal Home Loan Banks,
  5.77%, 2/3/04 .....................................    200,000         202,344
  5.125%, 3/6/06 ....................................  1,500,000       1,597,391
Federal National Mortgage Association,
  1.875%, 9/15/05 ...................................  2,790,000       2,785,996
  5.50%, 2/15/06 ....................................  3,000,000       3,216,252
  4.375%, 10/15/06 ..................................  4,500,000       4,719,096
  6.625%, 10/15/07 ..................................    910,000       1,026,526
  3.25%, 8/15/08 ....................................    940,000         929,468
  5.25%, 1/15/09 ....................................  1,000,000       1,073,704
  4.625%, 10/15/13 ..................................    940,000         928,660
U.S. Treasury Bonds,
  7.25%, 5/15/16 ....................................  1,022,000       1,266,842
  6.25%, 8/15/23 ....................................  3,148,000       3,553,799
  6.00%, 2/15/26 ....................................  3,831,000       4,209,614
  5.50%, 8/15/28 ....................................  2,000,000       2,065,626
  5.25%, 11/15/28 ...................................    944,000         942,452
  5.38%, 2/15/31 ....................................  2,666,000       2,755,874
U.S. Treasury Notes,
  5.875%, 11/15/04 ..................................  1,000,000       1,047,149
  2.00%, 11/30/04 ...................................  2,300,000       2,317,970
  1.25%, 5/31/05 ....................................  2,212,000       2,201,028
  1.125%, 6/30/05 ...................................  6,431,000       6,379,507
  5.625%, 2/15/06 ...................................    493,000         533,345
                                                                    ------------

                                                                            -24-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003
                                                     PRINCIPAL
U.S. GOVERNMENT & AGENCY OBLIGATIONS--(CONT.)          AMOUNT           VALUE
                                                      ---------         -----

Total U.S. Government & Agency Obligations
  (Cost $43,748,255) ................................              $ 43,752,643
                                                                   -------------
SHORT-TERM INVESTMENTS--4.0%

U.S. AGENCY OBLIGATIONS--2.3%
Federal National Mortgage Association, 0.93%, 11/3/03
  (Cost $6,099,685) ................................. $6,100,000      6,099,685
                                                                   -------------

                                                        SHARES
                                                        ------
OTHER SHORT-TERM INVESTMENTS--1.7%
Securities Lending Quality Trust
  (Cost $4,422,173)(c) ..............................  4,422,173      4,422,173
                                                                   -------------
Total Short-Term Investments
  (Cost $10,521,858) ................................                10,521,858
                                                                   -------------
Total Investments
  (Cost $243,701,516)(b) ............................      101.2%   271,042,579
Liabilities In Excess of Other Assets ...............       (1.2)    (3,089,904)
                                                          ------   -------------
Net Assets ..........................................      100.0%  $267,952,675
                                                          ======   =============



----------------
 *   Non-income producing security.
 +   Securities partially or fully on loan.
 #   American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $246,081,361, amounted to $24,961,218 which consisted of aggregate gross unrealized appreciation of $28,025,380 and aggregate gross unrealized depreciation of $3,064,162.
(c)  Represents investment of cash collateral received for securities on loan.

                       See Notes to Financial Statements.

                                                                            -25-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003

COMMON STOCKS--92.7%                                    SHARES          VALUE
                                                        ------          -----

AEROSPACE & DEFENSE--2.3%
L-3 Communications Holdings, Inc.* ..................    304,680    $ 14,240,743
                                                                    ------------

BIOTECHNOLOGY--5.3%
Celgene Corporation* ................................    227,900       9,501,151
Gen-Probe Incorporated* .............................    313,400       8,389,718
Gilead Sciences, Inc.* ..............................     70,700       3,858,806
Invitrogen Corporation* .............................     51,800       3,293,962
Millennium Pharmaceuticals, Inc.* ...................    487,300       7,757,816
                                                                    ------------
                                                                      32,801,453
                                                                    ------------
CAPITAL MARKETS--4.1%
Affiliated Managers Group, Inc.* ....................    170,948      12,393,730
E*TRADE Financial Corporation* ......................  1,258,100      12,958,430
                                                                    ------------
                                                                      25,352,160
                                                                    ------------
COMMERCIAL BANKS--.5%
Synovus Financial Corp. .............................    114,650       3,164,340
                                                                    ------------
COMMUNICATION EQUIPMENT--3.7%
Advanced Fibre Communications, Inc.* ................    133,400       3,210,938
CIENA Corporation* ..................................    748,900       4,800,449
Comverse Technology, Inc.* ..........................    492,800       8,890,112
Scientific-Atlanta, Inc .............................    106,600       3,155,360
Tellabs, Inc.* ......................................    434,200       3,269,526
                                                                    ------------
                                                                      23,326,385
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--.8%
Corinthian Colleges, Inc.* ..........................     80,850       5,006,232
                                                                    ------------
COMPUTERS & PERIPHERALS--1.2%
Maxtor Corporation* .................................    233,900       3,197,413
PalmOne, Inc.* ......................................    296,700       4,251,711
                                                                    ------------
                                                                       7,449,124
                                                                    ------------
CONSUMER FINANCE--1.0%
Capital One Financial Corporation ...................    101,500       6,171,200
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
Thermo Electron Corporation* ........................    320,850       7,052,283
                                                                    ------------
ENERGY EQUIPMENT & SERVICES--1.3%
Cooper Cameron Corporation* .........................    190,950       8,176,479
                                                                    ------------
FOOD & STAPLES RETAILING--1.0%
Whole Foods Market, Inc.* ...........................    105,650       6,258,706
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
Varian Medical Systems, Inc.* .......................    152,700       9,763,638
                                                                    ------------

                                                                            -26-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES           VALUE
                                                       ------           -----

HEALTH CARE PROVIDERS & SERVICES--7.3%
Health Management Associates, Inc. Cl. a ............    288,600    $  6,392,490
Laboratory Corporation of America Holdings* .........     81,300       2,882,085
Medco Health Solutions, Inc.* .......................    100,400       3,333,280
Omnicare, Inc. ......................................    294,250      11,281,545
Quest Diagnostics Incorporated* .....................    108,500       7,340,025
VISX, Incorporated* .................................    573,750      13,919,175
                                                                    ------------
                                                                      45,148,600
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--6.8%
Alliance Gaming Corporation* ........................    214,100       5,191,925
Hilton Hotels Corporation ...........................    728,800      11,544,192
International Speedway Corporation Cl.A .............    133,900       5,696,106
MGM MIRAGE* .........................................    147,700       5,243,350
Multimedia Games, Inc.*+ ............................    242,450       9,118,545
Starbucks Corporation* ..............................    172,500       5,451,000
                                                                    ------------
                                                                      42,245,118
                                                                    ------------
INFORMATION TECHNOLOGY SERVICES--1.5%
Alliance Data Systems Corporation* ..................    108,600       3,016,908
BISYS Group, Inc. (The)* ............................    113,700       1,625,910
SunGard Data Systems Inc.* ..........................    158,800       4,454,340
                                                                    ------------
                                                                       9,097,158
                                                                    ------------
INSURANCE--1.8%
Willis Group Holdings Limited .......................    333,380      11,101,554
                                                                    ------------
INTERNET & CATALOG RETAIL--4.0%
NetFlix Inc.*+ ......................................    433,600      24,845,280
                                                                    ------------
INTERNET SOFTWARE & SERVICES--1.5%
SINA Corp.* .........................................    243,700       9,414,131
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS--.6%
Leapfrog Enterprises, Inc.*+ ........................    111,500       3,854,555
                                                                    ------------
MACHINERY--.8%
Dover Corporation ...................................    120,800       4,713,616
                                                                    ------------
MEDIA--4.4%
Entercom Communications Corp.* ......................    128,430       5,883,378
Gemstar-TV Guide International, Inc.* ...............    963,500       4,518,815
XM Satellite Radio Holdings Inc. Cl. A* .............    840,650      17,031,569
                                                                    ------------
                                                                      27,433,762
                                                                    ------------
OIL & GAS--1.8%
EOG Resources, Inc. .................................    259,150      10,920,581
                                                                    ------------
PHARMACEUTICALS--3.8%
Allergan, Inc. ......................................    142,600      10,783,412
Mylan Laboratories Inc. .............................    107,963       2,607,294
Watson Pharmaceuticals Inc.* ........................    260,900      10,245,543
                                                                    ------------
                                                                      23,636,249
                                                                    ------------

                                                                            -27-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES           VALUE
                                                       ------           -----

ROAD & RAIL--1.3%
Yellow Corporation* .................................    239,950    $  7,882,358
                                                                    ------------
SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--10.8%
Altera Corporation* .................................    482,250       9,755,918
Cree, Inc.* .........................................    435,700       7,738,032
Cypress Semiconductor Corporation* ..................    309,300       6,637,578
Novellus Systems, Inc.* .............................    282,150      11,649,974
Rambus Inc.* ........................................    185,100       4,583,076
Skyworks Solutions, Inc.* ...........................    840,100       7,208,058
Teradyne, Inc.* .....................................    634,700      14,458,465
Xilinx, Inc.* .......................................    155,500       4,929,350
                                                                    ------------
                                                                      66,960,451
                                                                    ------------
SOFTWARE--9.4%
Amdocs Limited* .....................................    313,400       6,725,564
BEA Systems, Inc.* ..................................    227,750       3,165,725
Fair Isaac Corporation ..............................    174,600      11,135,988
PalmSource, Inc.* ...................................     91,919       3,509,463
PeopleSoft, Inc.* ...................................    805,400      16,720,104
Synopsys, Inc.* .....................................    542,200      17,198,584
                                                                    ------------
                                                                      58,455,428
                                                                    ------------
SPECIALTY RETAIL--9.5%
Advance Auto Parts, Inc.* ...........................     82,900       6,484,438
AnnTaylor Stores Corporation* .......................     89,600       3,207,680
Barnes & Noble, Inc.* ...............................    107,050       3,190,090
Best Buy Co., Inc.* .................................    175,400      10,227,574
Hot Topic, Inc.* ....................................    179,100       5,141,961
Pacific Sunwear of California, Inc.* ................    368,800       8,515,592
TJX Companies, Inc. .................................    291,050       6,109,140
Tractor Supply Company* .............................    387,100      16,223,360
                                                                    ------------
                                                                      59,099,835
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--1.9%
Coach, Inc.* ........................................     52,750       1,871,043
Fossil, Inc.* .......................................    226,100       6,104,700
Jones Apparel Group, Inc. ...........................    106,400       3,670,800
                                                                    ------------
                                                                      11,646,543
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--.5%
W. W. Grainger, Inc. ................................     65,740       3,009,577
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
SpectraSite, Inc.* ..................................    171,600       6,649,500
                                                                    ------------
Total Common Stocks
  (Cost $489,209,571) ...............................                574,877,039
                                                                    ------------

                                                                            -28-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

SHORT-TERM INVESTMENTS--5.5%                          PRINCIPAL
                                                       AMOUNT           VALUE
                                                       -------          -----
U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 0.93%, 11/3/03
  (Cost $34,098,238) ................................$34,100,000   $ 34,098,238
                                                                   ------------
Total Investments
  (Cost $523,307,809)(a) ............................       98.2%   608,975,277
Other Assets in Excess of Liabilities ...............        1.8     11,377,766
                                                           -----   ------------
Net Assets ..........................................      100.0%  $620,353,043
                                                           =====   ============



-------------
 *   Non-income producing security.
 +   Securities partially or fully on loan.
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $526,234,470, amounted to $82,740,807 which consisted of aggregate gross unrealized appreciation of $92,332,951 and aggregate gross unrealized depreciation of $9,592,144.

                       See Notes to Financial Statements.

                                                                            -29-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003

COMMON STOCKS--101.7%                                  SHARES           VALUE
                                                       ------           -----
BIOTECHNOLOGY--7.8%
Amgen Inc.* .........................................     98,450     $ 6,080,272
Genentech, Inc.* ....................................    197,300      16,172,681
Gilead Sciences, Inc.* ..............................     86,050       4,696,609
Invitrogen Corporation* .............................     45,300       2,880,627
Millennium Pharmaceuticals, Inc.* ...................    297,100       4,729,832
QLT Inc.*+ ..........................................    253,700       3,919,665
                                                                    ------------
                                                                      38,479,686
                                                                    ------------
CAPITAL MARKETS--1.6%
Bank of New York Company, Inc. (The) ................    243,900       7,607,241
                                                                    ------------
COMMERCIAL BANKS--1.0%
U.S. Bancorp ........................................    182,500       4,967,650
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Apollo Group, Inc. Cl. A* ...........................     60,950       3,872,153
Monster Worldwide Inc.* .............................    174,000       4,431,780
                                                                    ------------
                                                                       8,303,933
                                                                    ------------
COMMUNICATION EQUIPMENT--10.0%
Advanced Fibre Communications, Inc.* ................    529,100      12,735,437
CIENA Corporation* ..................................  1,242,400       7,963,784
Cisco Systems, Inc.* ................................    484,000      10,154,320
Comverse Technology, Inc.* ..........................    440,300       7,943,012
Corning Incorporated* ...............................    934,800      10,264,104
                                                                    ------------
                                                                      49,060,657
                                                                    ------------
COMPUTERS & PERIPHERALS--2.2%
EMC Corporation* ....................................    553,900       7,665,976
SanDisk Corporation*+ ...............................     36,400       2,933,840
                                                                    ------------
                                                                      10,599,816
                                                                    ------------
CONSUMER FINANCE--1.8%
Capital One Financial Corporation+ ..................    143,000       8,694,400
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--2.6%
Citigroup Inc. ......................................    271,800      12,883,320
                                                                    ------------
ENERGY EQUIPMENT & SERVICES--1.1%
Halliburton Company .................................    225,200       5,377,776
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.2%
Boston Scientific Corporation* ......................    220,235      14,914,314
Medtronic, Inc. .....................................    166,900       7,605,633
Varian Medical Systems, Inc.* .......................     41,600       2,659,904
Zimmer Holdings, Inc.* ..............................     80,200       5,117,562
                                                                    ------------
                                                                      30,297,413
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--3.1%
Health Management Associates, Inc. Cl. A ............    232,300       5,145,445
Medco Health Solutions, Inc.* .......................    149,600       4,966,720
Quest Diagnostics Incorporated* .....................     73,500       4,972,275
                                                                    ------------
                                                                      15,084,440
                                                                    ------------

                                                                            -30-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

HOTELS, RESTAURANTS & LEISURE--1.2%
International Game Technology .......................    188,000     $ 6,157,000
                                                                    ------------
INDUSTRIAL CONGLOMERATES--2.0%
General Electric Company ............................    342,600       9,938,826
                                                                    ------------
INFORMATION TECHNOLOGY SERVICES--1.1%
Paychex, Inc. .......................................    135,900       5,289,228
                                                                    ------------
INSURANCE--1.5%
American International Group,Inc. ...................    121,900       7,415,177
                                                                    ------------
INTERNET & CATALOG RETAIL--5.0%
eBay Inc.* ..........................................    278,060      15,554,676
InterActiveCorp* ....................................    245,900       9,026,989
                                                                    ------------
                                                                      24,581,665
                                                                    ------------
INTERNET SOFTWARE & SERVICES--5.6%
United Online, Inc.*+ ...............................    260,000       7,485,400
Yahoo! Inc.* ........................................    455,750      19,916,275
                                                                    ------------
                                                                      27,401,675
                                                                    ------------
MEDIA--6.1%
Disney (Walt) Company ...............................    495,400      11,215,856
General Motors Corporation Cl. H* ...................    369,900       6,077,457
Time Warner Inc.* ...................................    838,600      12,822,194
                                                                    ------------
                                                                      30,115,507
                                                                    ------------
PHARMACEUTICALS--5.7%
Allergan, Inc. ......................................     93,400       7,062,908
Mylan Laboratories Inc. .............................    251,550       6,074,933
Pfizer Inc. .........................................    232,110       7,334,676
Teva Pharmaceutical Industries Ltd. ADR+# ...........    135,300       7,697,217
                                                                    ------------
                                                                      28,169,734
                                                                    ------------
SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--15.2%
Applied Materials, Inc.* ............................    319,600       7,469,052
Broadcom Corporation Cl. A*+ ........................    465,300      14,866,335
Intel Corporation ...................................    260,700       8,616,135
Intersil Corporation Cl. A+ .........................    323,550       8,344,354
Kulicke & Soffa Industries Inc.* ....................    253,600       3,722,848
Micron Technology, Inc.* ............................    676,900       9,706,746
National Semiconductor Corporation* .................    192,800       7,833,464
Novellus Systems, Inc.* .............................    126,550       5,225,250
Texas Instruments Incorporated ......................    306,000       8,849,520
                                                                    ------------
                                                                      74,633,704
                                                                    ------------
SOFTWARE--10.1%
BEA Systems, Inc.* ..................................    400,500       5,566,950
Electronic Arts Inc.* ...............................     65,600       6,497,024
Microsoft Corporation ...............................    473,900      12,392,485
Oracle Corporation* .................................    419,500       5,017,220
PeopleSoft, Inc.* ...................................    728,750      15,128,850
VERITAS Software Corporation* .......................    136,300       4,927,245
                                                                    ------------
                                                                      49,529,774
                                                                    ------------

                                                                            -31-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

SPECIALTY RETAIL--6.7%
Circuit City Stores, Inc. ...........................    439,800   $ 4,195,692
Home Depot, Inc. ....................................    340,400    12,618,628
Pacific Sunwear of California, Inc.* ................    354,400     8,183,096
The Gap, Inc. .......................................    405,500     7,736,940
                                                                   ------------
                                                                    32,734,356
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--2.4%
Nextel Communications, Inc. Cl. A* ..................    366,300     8,864,460
SpectraSite, Inc.* ..................................     71,900     2,786,125
                                                                   ------------
                                                                    11,650,585
                                                                   ------------
Total Common Stocks
  (Cost $436,166,928) ...............................              498,973,563
                                                                   ------------
OTHER SHORT-TERM INVESTMENTS--6.0%
Security Lending Quality Trust
  (Cost $29,519,843)(b) ............................. 29,519,843    29,519,843
                                                                   ------------

Total Investments
  (Cost $465,686,771)(a) ............................      107.7%   528,493,406
Liabilities In Excess Of Other Assets ...............       (7.7)   (37,897,270)
                                                          ------   ------------
Net Assets ..........................................      100.0%  $490,596,136
                                                          ======   ============



----------------
 *   Non-income producing security.
 +   Securities partially or fully on loan.
 #   American Depositary Receipts.
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $465,936,606 amounted to $62,556,800 which consisted of aggregate gross unrealized appreciation of $66,938,466 and aggregate gross unrealized depreciation of $4,381,666.
(b)  Represents investments of cash collateral received for securities on loan.

                       See Notes to Financial Statements.

                                                                            -32-
THE ALGER FUND
ALGER HEALTH SCIENCES PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003

COMMON STOCKS--93.3%                                   SHARES          VALUE
                                                       ------          -----

BIOTECHNOLOGY--26.6%
Abgenix Inc.* .......................................     12,000    $    147,000
Amgen Inc.* .........................................      6,704         414,039
Caliper Technologies Corp.* .........................     11,000          61,710
Celgene Corporation* ................................      4,100         170,929
Chiron Corporation* .................................      3,500         191,205
Ciphergen Biosystems, Inc.* .........................      8,000          87,280
Gen-Probe Incorporated* .............................      5,000         133,850
Genelabs Technologies, Inc.* ........................      8,000          13,440
Genentech, Inc.* ....................................      5,700         467,229
Gilead Sciences, Inc.* ..............................      6,330         345,491
ILEX Oncology Inc.* .................................      3,500          73,010
ImClone Systems Incorporated* .......................      8,500         295,375
InterMune Inc.* .....................................      7,250         145,000
Invitrogen Corporation* .............................      2,200         139,898
Millennium Pharmaceuticals, Inc.* ...................     12,000         191,040
Novavax, Inc.* ......................................     13,000          88,530
QLT Inc.* ...........................................      7,000         108,150
Onyx Pharmaceuticals, Inc.* .........................      5,500         134,585
OSI Pharmaceuticals, Inc.* ..........................      6,500         182,000
Telik, Inc.* ........................................      3,000          60,960
Tularik Inc.* .......................................     12,000         150,840
                                                                    ------------
                                                                       3,601,561
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--11.9%
Closure Medical Corporation* ........................      3,000          92,430
C.R. Bard, Inc. .....................................      1,700         136,085
Dade Behring Holdings Inc.* .........................      4,000         122,280
EPIX Medical, Inc.* .................................      7,000         129,570
Fisher Scientific International Inc.* ...............      4,000         161,000
INAMED Corporation* .................................      1,950         168,422
Nektar Therapeutics* ................................     17,000         223,380
OrthoLogic Corp.* ...................................     15,000         106,350
Orthovita, Inc.* ....................................     14,000          52,500
Therasense, Inc.* ...................................      6,000         109,680
Wright Medical Group, Inc.* .........................      5,900         173,165
Zimmer Holdings, Inc.* ..............................      2,277         145,295
                                                                    ------------
                                                                       1,620,157
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--21.0%
BriteSmile, Inc.* ...................................      1,500          44,700
Caremark Rx, Inc.* ..................................     11,200         280,560
Coventry Health Care, Inc.* .........................      5,000         273,750
HCA Inc. ............................................      7,000         267,750
HealthStream, Inc.* .................................     35,300         100,605
Humana Inc. .........................................     11,000         223,190
Medco Health Solutions, Inc.* .......................      4,500         149,400
Mid Atlantic Medical Services, Inc.* ................      5,000         292,000
Omnicare, Inc. ......................................      3,600         138,024
Orthodontic Centers of America, Inc.* ...............     16,000         141,440
PacifiCare Health Systems, Inc.* ....................      7,050         419,475
PSS World Medical, Inc.* ............................     13,000         121,160
Quest Diagnostics Incorporated* .....................      3,000         202,950

                                                                            -33-
THE ALGER FUND
ALGER HEALTH SCIENCES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

HEALTH CARE PROVIDERS & SERVICES--(CONT.)
Specialty Laboratories, Inc.* .......................      9,000       $ 120,690
WebMD Corporation* ..................................     10,300          80,237
                                                                    ------------
                                                                       2,855,931
                                                                    ------------
PHARMACEUTICALS--33.8%
Abbott Laboratories .................................      8,000         340,960
Allergan, Inc. ......................................      3,400         257,107
AstraZeneca PLC Sponsored ADR# ......................      8,000         381,440
Bristol-Myers Squibb Company ........................     13,000         329,810
Dr. Reddy's Laboratories Limited ....................      2,000          53,320
GlaxoSmithKline PLC ADR# ............................      9,000         389,610
InKine Pharmaceutical Company Inc.* .................     15,000          80,250
IVAX Corporation* ...................................     20,000         385,200
Johnson & Johnson ...................................      4,550         229,002
Medicines Company* ..................................      6,000         159,912
Novartis AG ADR# ....................................      5,300         203,361
Novo Nordisk A/S ADR Cl. B# .........................      2,500          89,175
Pfizer Inc. .........................................         10             316
Pharmaceutical Resources, Inc.* .....................      1,500         108,420
Schering-Plough Corporation .........................      9,000         137,430
Sepracor Inc.* ......................................      8,350         222,361
SICOR Inc.* .........................................      7,000         187,600
SuperGen, Inc.* .....................................     10,000         103,200
Teva Pharmaceutical Industries Ltd. ADR# ............      1,850         105,247
Watson Pharmaceuticals Inc.* ........................     11,000         431,970
Wyeth ...............................................      8,921         393,773
                                                                    ------------
                                                                       4,589,464
                                                                    ------------
Total Common Stocks
  (Cost $11,925,225) ................................                 12,667,113
                                                                    ------------

                                                                            -34-
THE ALGER FUND
ALGER HEALTH SCIENCES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

                                                      PRINCIPAL
SHORT-TERM INVESTMENTS--6.3%                            AMOUNT          VALUE
                                                       -------          -----
U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury Bills,
  0.83% 11/6/03 ....................................    $250,000    $    249,971
  0.82% 11/20/03 ...................................     100,000          99,957
  0.86% 12/4/03 ....................................     500,000         499,606
                                                                    ------------
Total U.S. Government Obligations
  (Cost $849,534)                                                        849,534
                                                                    ------------
Total Investments
  (Cost $12,774,759)(a) ............................        99.6%     13,516,647
Other Assets in Excess of Liabilities ..............          .4          54,539
                                                           -----    ------------
NET ASSETS .........................................       100.0%   $ 13,571,186
                                                           =====    ============



----------------
 *   Non-income producing security.
 #   American Depositary Receipts.
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $12,793,273, amounted to $723,374 which consisted of aggregate gross unrealized appreciation of $949,905 and aggregate gross unrealized depreciation of $226,531.

                       See Notes to Financial Statements.

                                                                            -35-
THE ALGER FUND
ALGER SMALLCAP AND MIDCAP PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003

COMMON STOCKS--94.4%                                   SHARES           VALUE
                                                       ------           -----

AEROSPACE & DEFENSE--.9
Alliant Techsystems Inc.* ...........................      2,150       $ 111,284
                                                                    ------------
AIR FREIGHT & LOGISTICS--1.2%
J.B. Hunt Transport Services, Inc.* .................      5,900         149,742
                                                                    ------------
BEVERAGES--.9%
Constellation Brands, Inc. Cl. A* ...................      3,350         105,089
                                                                    ------------
BIOTECHNOLOGY--5.3%
Alkermes, Inc.* .....................................      9,250         119,973
Ciphergen Biosystems, Inc.* .........................      9,200         100,372
Invitrogen Corporation* .............................      2,400         152,616
Millennium Pharmaceuticals, Inc.* ...................      7,400         117,808
Onyx Pharmaceuticals, Inc.* .........................      6,000         146,820
                                                                    ------------
                                                                         637,589
                                                                    ------------
CAPITAL MARKETS--4.4%
Affiliated Managers Group, Inc.* ....................      2,275         164,938
Jefferies Group, Inc. ...............................      3,650         113,150
Investors Financial Services Corp. ..................      5,000         176,650
National Financial Partners Corporation* ............      2,900          78,590
                                                                    ------------
                                                                         533,328
                                                                    ------------
COMMERCIAL BANKS--1.2%
Compass Bancshares, Inc. ............................      3,750         141,675
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--3.8%
Career Education Corporation* .......................      3,000         160,650
Corinthian Colleges, Inc.* ..........................      2,450         151,704
CoStar Group Inc. ...................................        400          15,060
First Marblehead Corporation (The)* .................      1,500          33,225
Monster Worldwide Inc.* .............................      4,000         101,880
                                                                    ------------
                                                                         462,519
                                                                    ------------
COMMUNICATION EQUIPMENT--4.2%
Advanced Fibre Communications, Inc.* ................      2,350          56,565
Comverse Technology, Inc.* ..........................      9,000         162,360
Enterasys Networks, Inc.* ...........................     19,200          74,880
Foundry Networks, Inc.* .............................      5,050         117,463
Tekelec* ............................................      6,100          98,149
                                                                    ------------
                                                                         509,417
                                                                    ------------
COMPUTERS & PERIPHERALS--2.1%
EMC Corporation* ....................................      8,730         120,823
Maxtor Corporation* .................................      9,600         131,232
                                                                    ------------
                                                                         252,055
                                                                    ------------
CONTAINERS & PACKAGING--1.0%
Pactiv Corporation* .................................      5,400         119,070
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--.7%
Commonwealth Telephone Enterprises, Inc.* ...........      2,050          83,558
                                                                    ------------

                                                                            -36-
THE ALGER FUND
ALGER SMALLCAP AND MIDCAP PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

ELECTRICAL EQUIPMENT--.7%
AMETEK, Inc. ........................................      1,850        $ 87,042
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%
Sanmina-SCI Corporation* ............................     20,000         211,000
                                                                    ------------
ENERGY EQUIPMENT & SERVICES--1.2%
Cooper Cameron Corporation* .........................      3,450         147,729
                                                                    ------------
FOOD & STAPLES RETAILING--.7%
Whole Foods Market, Inc.* ...........................      1,400          82,936
                                                                    ------------
FOOD PRODUCTS--.9%
American Italian Pasta Company Cl. A* ...............      2,750         105,160
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
Cytyc Corporation* ..................................      8,200         106,026
Intuitive Surgical, Inc.* ...........................      7,000         101,430
Wright Medical Group, Inc.* .........................      5,100         149,685
                                                                    ------------
                                                                         357,141
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--6.6%
Kindred Healthcare, Inc.* ...........................      3,000         123,720
Mid Atlantic Medical Services, Inc.* ................      1,900         110,960
Orthodontic Centers of America, Inc.* ...............     13,400         118,456
PSS World Medical, Inc.* ............................     11,450         106,714
Triad Hospitals, Inc.* ..............................      2,300          70,679
VCA Antech, Inc.* ...................................      4,900         138,376
VISX, Incorporated* .................................      5,200         126,152
                                                                    ------------
                                                                         795,057
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--3.4%
Alliance Gaming Corporation* ........................      7,600         184,300
Multimedia Games, Inc.* .............................      3,700         139,157
P.F. Chang's China Bistro, Inc.* ....................      1,800          87,732
                                                                    ------------
                                                                         411,189
                                                                    ------------
INFORMATION TECHNOLOGY SERVICES--2.4%
Alliance Data Systems Corporation* ..................      6,100         169,458
CACI International Inc. Cl. A* ......................      2,550         126,302
                                                                    ------------
                                                                         295,760
                                                                    ------------
INSURANCE--.9%
Axis Capital Holdings Limited .......................      4,300         107,715
                                                                    ------------

INTERNET & CATALOG RETAIL--1.2%
RedEnvelope Inc.* ...................................     11,000         146,740
                                                                    ------------

INTERNET SOFTWARE & SERVICES--7.2%
Autobytel Inc.* .....................................     12,500         130,625
Digital Insight Corporation* ........................      7,600         159,448
DigitalNet Holdings, Inc.* ..........................      2,800          64,708
InfoSpace, Inc.* ....................................      6,200         161,696
Netegrity, Inc.* ....................................     10,700         126,902

                                                                            -37-
THE ALGER FUND
ALGER SMALLCAP AND MIDCAP PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

INTERNET SOFTWARE & SERVICES (CONTINUED)
SINA Corp.* .........................................      2,000    $     77,260
Yahoo! Inc.* ........................................      1,313          57,378
ValueClick, Inc.* ...................................     11,850          95,511
                                                                    ------------
                                                                         873,528
                                                                    ------------
MACHINERY--1.4%
Actuant Corporation Cl. A* ..........................      5,200         167,648
                                                                    ------------
MEDIA--.5%
McClatchy Company Cl. A (The) .......................      1,000          64,700
                                                                    ------------
METALS & MINING--.9%
GrafTech International Ltd.* ........................     10,700         111,173
                                                                    ------------
OIL & GAS--1.8%
EOG Resources, Inc. .................................      2,600         109,564
Noble Energy, Inc. ..................................      2,850         113,202
                                                                    ------------
                                                                         222,766
                                                                    ------------
PAPER & FOREST PRODUCTS--.6%
Louisiana-Pacific Corporation* ......................      3,800          72,276
                                                                    ------------
PHARMACEUTICALS--5.6%
Angiotech Pharmaceuticals, Inc.* ....................      2,500         114,325
IVAX Corporation* ...................................      9,000         173,340
SICOR Inc.* .........................................      5,400         144,720
Medicis Pharmaceutical Corporation Cl. A ............      1,500          95,025
Pharmaceutical Resources, Inc.* .....................      2,000         144,560
                                                                    ------------
                                                                         671,970
                                                                    ------------
REAL ESTATE--2.7%
Health Care Property Investors, Inc. ................      3,300         153,879
iStar Financial Inc. ................................      4,450         169,367
                                                                    ------------
                                                                         323,246
                                                                    ------------
ROAD & RAIL--.2%
Overnite Corporation* ...............................        800          17,728
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--7.3%
Brooks Automation, Inc.* ............................      2,200          54,890
Fairchild Semiconductor International, Inc.* ........      6,500         146,900
International Rectifier Corporation* ................      4,500         214,785
Intersil Corporation Cl. A ..........................      4,900         126,371
Power Integrations, Inc.* ...........................      2,450          85,309
Semtech Corporation* ................................      4,350          96,570
Varian Semiconductor Equipment Associates, Inc.* ....      3,350         161,972
                                                                    ------------
                                                                         886,797
                                                                    ------------
SOFTWARE--6.8%
Documentum, Inc.* ...................................      5,300         157,675
Fair Isaac Corporation ..............................      2,675         170,612
Hyperion Solutions Corporation* .....................      4,400         147,356
Quest Software, Inc.* ...............................      8,900         132,610
Synopsys, Inc.* .....................................      3,200         101,504
Verity, Inc.* .......................................      8,100         113,805
                                                                    ------------
                                                                         823,562
                                                                    ------------

                                                                            -38-
THE ALGER FUND
ALGER SMALLCAP AND MIDCAP PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                       ------          -----

SPECIALTY RETAIL--6.7%
Abercrombie & Fitch Co. Cl. A* ......................      3,950      $ 112,575
Advance Auto Parts, Inc.* ...........................      1,600        125,152
AnnTaylor Stores Corporation* .......................      4,700        168,260
Carter's Inc.* ......................................        400         11,200
Charlotte Russe Holding Inc.* .......................      5,200         69,940
PETsMART, Inc. ......................................      7,050        180,550
Williams-Sonoma, Inc.* ..............................      4,050        143,086
                                                                    ------------
                                                                        810,763
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--1.6%
Coach, Inc.* ........................................      5,400        191,538
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--1.9%
BankAtlantic Bancorp, Inc. Cl. A ....................      3,900         65,481
Doral Financial Corp. ...............................      2,300        116,150
First Niagara Financial Group, Inc. .................      3,300         47,157
                                                                    ------------
                                                                        228,788
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--.9%
America Tower Corporation Cl. A* ....................      9,550        110,780
                                                                    ------------
Total Common Stocks
  (Cost $8,901,770) .................................                11,430,058
                                                                    ------------
SHORT-TERM INVESTMENTS--5.8%                          PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                            AMOUNT
                                                      ---------
U.S. Treasury Bills
  0.79% 11/13/03 ....................................   $200,000        199,947
  0.82% 11/20/03 ....................................    100,000         99,956
  0.87% 11/28/03 ....................................    300,000        299,804
  0.86% 12/4/03 .....................................    100,000         99,922
                                                                    ------------
Total U.S. Government Obligations
  (Cost $699,629) ...................................                   699,629
                                                                    ------------
Total Investments
  (Cost $9,601,399)(a) ..............................      100.2%    12,129,687
Liabilities In Excess Of Other Assets ...............        (.2)       (23,452)
                                                           -----  --------------
Net Assets ..........................................      100.0%  $ 12,106,235
                                                           =====  ==============



-------------
 *   Non-income producing security.
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $9,603,015, amounted to $2,526,672 which consisted of aggregate gross unrealized appreciation of $2,634,968 and aggregate gross unrealized depreciation of $108,296.

                       See Notes to Financial Statements.

                                                                            -39-
THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2003
                                                      PRINCIPAL
                                                       AMOUNT            VALUE
                                                      ---------          -----
U.S. GOVERNMENT OBLIGATIONS--25.8%
U.S. Treasury Bills,
  0.93%, 11/13/03 .................................. $10,000,000   $  9,997,417
  0.97%, 11/28/03 ..................................  10,000,000      9,993,264
  0.98%, 1/8/04 ....................................  10,000,000      9,982,033
                                                                   -------------
Total U.S. Government Obligations (Cost $29,972,714)                 29,972,714
                                                                   -------------
U.S. AGENCY OBLIGATIONS--43.1%
Federal National Mortgage Association,
  1.02%, 11/3/03 ...................................  10,000,000     10,000,000
  0.87%, 11/6/03 ...................................  10,000,000      9,999,275
  0.97%, 11/13/03 ..................................  10,000,000      9,997,306
  0.97%, 11/20/03 ..................................  10,000,000      9,995,419
  1.02%, 11/20/03 ..................................  10,000,000      9,995,183
                                                                   -------------
Total U.S. Agency Obligations
  (Cost $49,987,183) ...............................                 49,987,183
                                                                   -------------
REPURCHASE AGREEMENTS--34.7%
Securities Held Under Repurchase  Agreements,
  0.85%,  11/3/03 with State Street Bank  and
  Trust  Company  dtd   10/31/03,   repurchase
  price   $40,200,949, collaterized by Federal
  Home Loan Banks (par value $40,915,000,
  1.50%, due 5/13/05 (Cost $40,200,000) ............  40,200,000     40,200,000
                                                                   -------------
Total Investments
  (Cost $120,159,897)(a) ...........................       103.6%   120,159,897
Liabilities in Excess of Other Assets ..............        (3.6)    (4,224,981)
                                                           -----   -------------
Net Assets .........................................       100.0%  $115,934,916
                                                           =====   =============



-----------------
(a) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes was the same as the cost for financial reporting purposes.

                       See Notes to Financial Statements.

                                                                            -40-
ALGER FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                  Income from
                                             Investment Operations
                                          --------------------------
                                                            Net
                                                          Realized
                                                            and
                              Net Asset        Net       Unrealized      Total
                                Value,     Investment       Gain         from
                              Beginning      Income      (Loss) on    Investment
                               of Year     (Loss) (ii)   Investments  Operations
                             ----------   ------------   -----------  ----------

ALGER LARGECAP GROWTH PORTFOLIO (i)

CLASS A
Year ended 10/31/03 .........    $ 7.16        $(0.05)       $1.76        $1.71
Year ended 10/31/02 .........      9.47         (0.04)       (2.27)       (2.31)
Year ended 10/31/01 .........     14.09         (0.04)       (3.64)       (3.68)
Year ended 10/31/00 .........     15.47         (0.05)        1.33         1.28
Year ended 10/31/99 .........     12.19         (0.07)        4.64         4.57

CLASS B
Year ended 10/31/03 .........    $ 6.76        $(0.10)       $1.67        $1.57
Year ended 10/31/02 .........      9.02         (0.10)       (2.16)      (2.26)
Year ended 10/31/01 .........     13.58         (0.12)       (3.50)       (3.62)
Year ended 10/31/00 .........     15.09         (0.16)        1.31         1.15
Year ended 10/31/99 .........     12.00         (0.18)        4.56         4.38

CLASS C
Year ended 10/31/03 .........    $ 6.76        $(0.10)       $1.67        $1.57
Year ended 10/31/02 .........      9.02         (0.10)       (2.16)       (2.26)
Year ended 10/31/01 .........     13.57         (0.12)       (3.49)       (3.61)
Year ended 10/31/00 .........     15.08         (0.16)        1.31         1.15
Year ended 10/31/99 .........     12.00         (0.18)        4.55         4.37

ALGER SMALL CAPITALIZATION PORTFOLIO

CLASS A
Year ended 10/31/03 .........    $ 2.85        $(0.05)       $1.15        $1.10
Year ended 10/31/02 .........      3.54         (0.05)       (0.64)       (0.69)
Year ended 10/31/01 .........      8.81         (0.04)       (3.41)       (3.45)
Year ended 10/31/00 .........     10.35         (0.08)        0.35         0.27
Year ended 10/31/99 .........      8.74         (0.08)        2.71         2.63



-----------------
(i) Prior to September 29, 2000 the Alger LargeCap Growth Portfolio was the Alger Growth Portfolio.
(ii)  Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect the effect of any sales charges.

                       See Notes to Financial Statements.


                                                                                Ratios/Supplemental Data
                                                                   ------------------------------------------------
                                                                                            Ratio of
                                                                      Net       Ratio of       Net
                                               Net                  Assets,     Expenses   Investment
                              Distributions   Asset                 End of         to        Income
                                  from        Value,                 Year        Average    (Loss) to    Portfolio
                              Net Realized    End of     Total      (000's         Net       Average      Turnover
                                  Gains        Year   Return (iii)  omitted)      Assets     Net Assets     Rate
                             --------------  -------- ------------ ---------    ---------  ------------  ----------
ALGER LARGECAP GROWTH PORTFOLIO (i)

CLASS A
Year ended 10/31/03 .........    $   --       $ 8.87      23.9%    $168,720         1.44%      (0.62)%     215.81%
Year ended 10/31/02 .........        --         7.16     (24.4)     130,464         1.36       (0.47)      213.97
Year ended 10/31/01 .........     (0.94)        9.47     (27.4)     230,637         1.26       (0.35)       91.40
Year ended 10/31/00 .........     (2.66)       14.09       8.0      324,130         1.20       (0.32)       96.13
Year ended 10/31/99 .........     (1.29)       15.47      40.4      228,896         1.21       (0.50)      205.94

CLASS B
Year ended 10/31/03 .........    $   --       $ 8.33      23.2%    $350,972         2.20%      (1.37)%     215.81%
Year ended 10/31/02 .........        --         6.76     (25.1)     323,809         2.11       (1.21)      213.97
Year ended 10/31/01 .........     (0.94)        9.02     (28.1)     581,770         2.01       (1.09)       91.40
Year ended 10/31/00 .........     (2.66)       13.58       7.2      902,091         1.96       (1.07)       96.13
Year ended 10/31/99 .........     (1.29)       15.09      39.3      770,311         1.96       (1.26)      205.94

CLASS C
Year ended 10/31/03 .........    $   --       $ 8.33      23.2%   $  41,906         2.19%      (1.37)%     215.81%
Year ended 10/31/02 .........        --         6.76     (25.1)      34,813         2.11       (1.22)      213.97
Year ended 10/31/01 .........     (0.94)        9.02     (28.0)      48,918         2.01       (1.10)       91.40
Year ended 10/31/00 .........     (2.66)       13.57       7.2       65,893         1.95       (1.08)       96.13
Year ended 10/31/99 .........     (1.29)       15.08      39.2       31,500         1.97       (1.30)      205.94

ALGER SMALL CAPITALIZATION PORTFOLIO

CLASS A
Year ended 10/31/03 .........    $   --       $ 3.95      38.6%   $  73,616         1.79%      (1.55)%     139.28%
Year ended 10/31/02 .........        --         2.85     (19.5)      46,143         1.75       (1.52)      132.35
Year ended 10/31/01 .........     (1.82)        3.54     (46.6)      64,164         1.54       (0.95)      195.72
Year ended 10/31/00 .........     (1.81)        8.81       0.4      111,665         1.41       (0.81)      207.19
Year ended 10/31/99 .........     (1.02)       10.35      32.7       69,986         1.38       (0.79)      110.92


                                                                            -42-
ALGER FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR


                                                                           Income from
                                                                      Investment Operations
                                                                    -------------------------
                                                                                    Net
                                                                                 Realized
                                                                                    and
                                                        Net Asset        Net     Unrealized     Total      Dividends   Distributions
                                                          Value,     Investment    Gain         from        from Net       from
                                                        Beginning       Income   (Loss) on    Investment   Investment   Net Realized
                                                         of Year      (Loss)(i)  Investments  Operations     Income       Gains
                                                       ----------    ----------  -----------  ----------   ----------  -------------
ALGER SMALL CAPITALIZATION PORTFOLIO (CONTINUED)

CLASS B
Year ended 10/31/03 ............................       $    2.68    $  (0.07)    $   1.09     $   1.02                       --
Year ended 10/31/02 ............................            3.36       (0.07)       (0.61)       (0.68)         --           --
Year ended 10/31/01 ............................            8.52       (0.08)       (3.26)       (3.34)         --        (1.82)
Year ended 10/31/00 ............................           10.13       (0.16)        0.36         0.20          --        (1.81)
Year ended 10/31/99 ............................            8.61       (0.15)        2.69         2.54          --        (1.02)

CLASS C
Year ended 10/31/03 ............................       $    2.68    $  (0.07)    $   1.09     $   1.02          --     $     --
Year ended 10/31/02 ............................            3.36       (0.07)       (0.61)       (0.68)         --           --
Year ended 10/31/01 ............................            8.53       (0.08)       (3.27)       (3.35)         --        (1.82)
Year ended 10/31/00 ............................           10.13       (0.16)        0.37         0.21          --        (1.81)
Year ended 10/31/99 ............................            8.59       (0.16)        2.72         2.56          --        (1.02)

ALGER BALANCED PORTFOLIO

CLASS A
Year ended 10/31/03 ............................       $   16.02    $   0.13     $   2.43     $   2.56       (0.29)          --
Year ended 10/31/02 ............................           18.67        0.27        (2.48)       (2.21)      (0.44)          --
Year ended 10/31/01 ............................           21.29        0.43        (2.83)       (2.40)      (0.22)          --
Year ended 10/31/00 ............................           20.95        0.39         1.68         2.07       (0.13)       (1.60)
Year ended 10/31/99 ............................           16.83        0.25         4.97         5.22       (0.08)       (1.02)

Class B
Year ended 10/31/03 ............................       $   15.62    $   0.01     $   2.39     $   2.40       (0.16)    $     --
Year ended 10/31/02 ............................           18.17        0.14        (2.44)       (2.30)      (0.25)          --
Year ended 10/31/01 ............................           20.83        0.27        (2.75)       (2.48)      (0.18)          --
Year ended 10/31/00 ............................           20.59        0.17         1.71         1.88       (0.04)       (1.60)
Year ended 10/31/99 ............................           16.64        0.07         4.93         5.00       (0.03)       (1.02)


----------------
(i)  Amount was computed based on average shares outstanding during the year.
(ii) Does not reflect the effect of any sales charges.

                       See Notes to Financial Statements.


                                                                       Net
                                                                      Asset
                                                                      Value,
                                                         Total        End of         Total
                                                      Distributions    Year       Return (ii)
                                                      ------------- -----------   -----------
ALGER SMALL CAPITALIZATION PORTFOLIO (CONTINUED)

CLASS B
Year ended 10/31/03 ............................       $     --     $    3.70      $  38.1%
Year ended 10/31/02 ............................             --          2.68        (20.2)
Year ended 10/31/01 ............................          (1.82)         3.36        (47.0)
Year ended 10/31/00 ............................          (1.81)         8.52         (0.4)
Year ended 10/31/99 ............................          (1.02)        10.13         32.1

CLASS C
Year ended 10/31/03 ............................       $     --     $    3.70         38.1%
Year ended 10/31/02 ............................             --          2.68        (20.2)
Year ended 10/31/01 ............................          (1.82)         3.36        (47.0)
Year ended 10/31/00 ............................          (1.81)         8.53         (0.3)
Year ended 10/31/99 ............................          (1.02)        10.13         32.4

ALGER BALANCED PORTFOLIO

CLASS A
Year ended 10/31/03 ............................       $  (0.29)    $   18.29      $  16.3%
Year ended 10/31/02 ............................          (0.44)        16.02        (12.2)
Year ended 10/31/01 ............................          (0.22)        18.67        (11.3)
Year ended 10/31/00 ............................          (1.73)        21.29         10.2
Year ended 10/31/99 ............................          (1.10)        20.95         32.5

Class B
Year ended 10/31/03 ............................       $  (0.16)    $   17.86         15.5%
Year ended 10/31/02 ............................          (0.25)        15.62        (12.9)
Year ended 10/31/01 ............................          (0.18)        18.17        (12.0)
Year ended 10/31/00 ............................          (1.64)        20.83          9.4
Year ended 10/31/99 ............................          (1.05)        20.59         31.5


                                                                      Ratios/Supplemental Data
                                                     --------------------------------------------------------
                                                                                     Ratio of
                                                         Net          Ratio of          Net
                                                        Assets,       Expenses       Investment
                                                        End of           to            Income
                                                         Year          Average        (Loss) to     Portfolio
                                                        (000'S           Net           Average       Turnover
                                                       omitted)         Assets        Net Assets       Rate
                                                      ---------       ---------      -----------    ---------
ALGER SMALL CAPITALIZATION PORTFOLIO (CONTINUED)

CLASS B
Year ended 10/31/03 ............................      $  94,241           2.57%         (2.32)%       139.28%
Year ended 10/31/02 ............................         81,758           2.49          (2.27)        132.35
Year ended 10/31/01 ............................        130,559           2.28          (1.66)        195.72
Year ended 10/31/00 ............................        325,382           2.14          (1.58)        207.19
Year ended 10/31/99 ............................        419,842           2.14          (1.58)        110.92

CLASS C
Year ended 10/31/03 ............................          4,999           2.56%         (2.32)%       139.28%
Year ended 10/31/02 ............................          3,209           2.49          (2.27)        132.35
Year ended 10/31/01 ............................          4,234           2.28          (1.66)        195.72
Year ended 10/31/00 ............................         11,103           2.15          (1.57)        207.19
Year ended 10/31/99 ............................          7,659           2.13          (1.55)        110.92

ALGER BALANCED PORTFOLIO

CLASS A
Year ended 10/31/03 ............................      $  79,387           1.31%          0.80%        174.97%
Year ended 10/31/02 ............................         78,167           1.28           1.53         203.96
Year ended 10/31/01 ............................        101,440           1.20           2.15          74.15
Year ended 10/31/00 ............................         93,671           1.29           1.80          63.50
Year ended 10/31/99 ............................         12,488           1.40           1.15         126.01

Class B
Year ended 10/31/03 ............................      $ 143,765           2.06%          0.05%        174.97%
Year ended 10/31/02 ............................        137,070           2.03           0.78         203.96
Year ended 10/31/01 ............................        158,766           1.95           1.40          74.15
Year ended 10/31/00 ............................        132,123           2.04           0.98          63.50
Year ended 10/31/99 ............................         52,607           2.18           0.36         126.01


                                                                            -44-
ALGER FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR


                                                          Income from
                                                     Investment Operations
                                                    -----------------------
                                                                  Net
                                                                Realized
                                                                  and
                                          Net Asset    Net     Unrealized     Total   Dividends  Distributions
                                            Value,  Investment    Gain        from    from Net       from
                                          Beginning   Income   (Loss) on   Investment Investment  Net Realized
                                          of Year   (Loss)(i)  Investments Operations   Income       Gains
                                          --------- ---------- ----------- ---------- ---------- -------------

ALGER BALANCED PORTFOLIO (CONTINUED)
CLASS C
Year ended 10/31/03 ................     $   15.68  $   0.01   $   2.39   $   2.40   $  (0.15)    $    --
Year ended 10/31/02 ................         18.24      0.14      (2.45)     (2.31)     (0.25)         --
Year ended 10/31/01 ................         20.90      0.27      (2.75)     (2.48)     (0.18)         --
Year ended 10/31/00 ................         20.65      0.21       1.67       1.88      (0.03)      (1.60)
Year ended 10/31/99 ................         16.66      0.07       4.95       5.02      (0.01)      (1.02)

ALGER MIDCAP GROWTH PORTFOLIO (iii)

CLASS A
Year ended 10/31/03 ................     $    5.48  $  (0.07)  $   2.16   $   2.09         --     $    --
Year ended 10/31/02 ................          6.92     (0.07)     (1.37)     (1.44)        --          --
Year ended 10/31/01 ................         10.17     (0.06)     (2.01)     (2.07)        --       (1.18)
Year ended 10/31/00 ................          8.20     (0.04)      3.51       3.47         --       (1.50)
Year ended 10/31/99 ................          7.07     (0.05)      2.16       2.11         --       (0.98)

CLASS B
Year ended 10/31/03 ................     $    5.17  $  (0.11)  $   2.02   $   1.91         --     $    --
Year ended 10/31/02 ................          6.58     (0.11)     (1.30)     (1.41)        --          --
Year ended 10/31/01 ................          9.79     (0.11)     (1.92)     (2.03)        --       (1.18)
Year ended 10/31/00 ................          8.00     (0.12)      3.41       3.29         --       (1.50)
Year ended 10/31/99 ................          6.96     (0.11)      2.13       2.02         --       (0.98)

CLASS C
Year ended 10/31/03 ................     $    5.16  $  (0.11)  $   2.01   $   1.90         --     $    --
Year ended 10/31/02 ................          6.56     (0.11)     (1.29)     (1.40)        --          --
Year ended 10/31/01 ................          9.77     (0.11)     (1.92)     (2.03)        --       (1.18)
Year ended 10/31/00 ................          7.99     (0.11)      3.39       3.28         --       (1.50)
Year ended 10/31/99 ................          6.95     (0.11)      2.13       2.02         --       (0.98)


---------------
(i)   Amount was computed based on average shares outstanding during the year.
(ii)  Does not reflect the effect of any sales charges.
(iii) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 20, 2000.

                       See Notes to Financial Statements.

                                                                            -45-

                                                                                           Ratios/Supplemental Data
                                                                             -------------------------------------------------
                                                                                                      Ratio of
                                                                               Net        Ratio of       Net
                                                         Net                  Assets,     Expenses   Investment
                                                         Asset                End of         to        Income
                                                        Value,                 Year        Average   (Loss) to     Portfolio
                                             Total      End of    Total       (000's         Net       Average      Turnover
                                         Distributions   Year   Return (ii)   omitted)      Assets    Net Assets      Rate
                                         -------------  ------  -----------  ---------    ---------  -----------   ---------
ALGER BALANCED PORTFOLIO (CONTINUED)

CLASS C
Year ended 10/31/03 ................    $   (0.15)  $   17.93       15.4%    $ 44,801         2.06%        0.05%      174.97%
Year ended 10/31/02 ................        (0.25)      15.68      (12.9)      45,516         2.03         0.78       203.96
Year ended 10/31/01 ................        (0.18)      18.24      (12.0)      57,193         1.95         1.40        74.15
Year ended 10/31/00 ................        (1.63)      20.90        9.3       49,592         2.04         0.99        63.50
Year ended 10/31/99 ................        (1.03)      20.65       31.6       14,626         2.16         0.38       126.01

ALGER MIDCAP GROWTH PORTFOLIO (iii)

CLASS A
Year ended 10/31/03 ................     $     --   $    7.57       38.1%    $231,711         1.45%       (1.16)%     238.17%
Year ended 10/31/02 ................           --        5.48      (20.8)     133,113         1.41        (1.05)      324.69
Year ended 10/31/01 ................        (1.18)       6.92      (21.9)     154,412         1.31        (0.77)      115.45
Year ended 10/31/00 ................        (1.50)      10.17       47.7      141,558         1.29        (0.46)       97.11
Year ended 10/31/99 ................        (0.98)       8.20       33.3       49,246         1.31        (0.58)      203.86

CLASS B
Year ended 10/31/03 ................     $     --   $    7.08       36.9%    $326,015         2.20%       (1.92)%     238.17%
Year ended 10/31/02 ................           --        5.17      (21.4)     247,201         2.15        (1.80)      324.69
Year ended 10/31/01 ................        (1.18)       6.58      (22.4)     426,699         2.06        (1.49)      115.45
Year ended 10/31/00 ................        (1.50)       9.79       46.4      532,476         2.04        (1.23)       97.11
Year ended 10/31/99 ................        (0.98)       8.00       32.3      248,139         2.07        (1.39)      203.86

CLASS C
Year ended 10/31/03 ................     $     --   $    7.06       36.8%    $ 62,627         2.20%       (1.92)%     238.17%
Year ended 10/31/02 ................           --        5.16      (21.3)      46,238         2.16        (1.80)      324.69
Year ended 10/31/01 ................        (1.18)       6.56      (22.4)      53,592         2.06        (1.51)      115.45
Year ended 10/31/00 ................        (1.50)       9.77       46.4       51,335         2.04        (1.22)       97.11
Year ended 10/31/99 ................        (0.98)       7.99       32.4       10,827         2.08        (1.40)      203.86


                                                                            -46-
ALGER FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD


                                                               Income from
                                                          Investment Operations
                                                         -----------------------
                                                                        Net
                                                                     Realized
                                                                        and
                                              Net Asset    Net       Unrealized    Total
                                                Value,   Investment    Gain        from
                                              Beginning   Income     (Loss) on   Investment
                                              of Period  (Loss)(i)  Investments  Operations
                                              ---------  ---------- ------------ ----------
ALGER CAPITAL APPRECIATION PORTFOLIO (iii)

Class A
Year ended 10/31/03 ......................     $ 6.23     $(0.07)     $ 1.58      $ 1.51
Year ended 10/31/02 ......................       8.21      (0.08)      (1.90)      (1.98)
Year ended 10/31/01 ......................      13.54      (0.05)      (4.80)      (4.85)
Year ended 10/31/00 ......................      13.57      (0.11)       2.01        1.90
Year ended 10/31/99 ......................       9.03      (0.12)       5.50        5.38

CLASS B
Year ended 10/31/03 ......................     $ 5.93     $(0.11)     $ 1.49      $ 1.38
Year ended 10/31/02 ......................       7.88      (0.14)      (1.81)      (1.95)
Year ended 10/31/01 ......................      13.09      (0.12)      (4.61)      (4.73)
Year ended 10/31/00 ......................      13.28      (0.22)       1.96        1.74
Year ended 10/31/99 ......................       8.90      (0.21)       5.43        5.22

CLASS C
Year ended 10/31/03 ......................     $ 5.93     $(0.11)     $ 1.49      $ 1.38
Year ended 10/31/02 ......................       7.87      (0.14)      (1.80)      (1.94)
Year ended 10/31/01 ......................      13.09      (0.12)      (4.62)      (4.74)
Year ended 10/31/00 ......................      13.27      (0.22)       1.97        1.75
Year ended 10/31/99 ......................       8.90      (0.22)       5.43        5.21

ALGER HEALTH SCIENCES PORTFOLIO

CLASS A
Year ended 10/31/03 ......................     $ 9.29     $(0.20)     $ 2.82      $ 2.62
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iv) .........      10.00      (0.06)      (0.65)      (0.71)


--------------------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred January 8, 1999.
(iv)  Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.



                                                                                                Ratios/Supplemental Data
                                                                                   -------------------------------------------------
                                                                                                             Ratio of
                                                                                      Net       Ratio of        Net
                                                              Net                   Assets,     Expenses    Investment
                                             Distributions   Asset                  End of         to         Income
                                                  from      Value,                  Period       Average     (Loss) to    Portfolio
                                              Net Realized  End of     Total       (000's          Net        Average     Turnover
                                                  Gains     Period  Return (ii)    omitted)      Assets      Net Assets     Rate
                                             ------------- -------- -----------  -----------   ----------   -----------   ----------

ALGER CAPITAL APPRECIATION PORTFOLIO (iii)

Class A
Year ended 10/31/03 ......................    $     --   $    7.74      24.2%    $  112,031         1.70%       (1.06)%     202.81%
Year ended 10/31/02 ......................          --        6.23     (24.1)        97,962         1.53        (1.06)      174.83
Year ended 10/31/01 ......................       (0.48)       8.21     (36.8)       179,365         1.40        (0.46)      102.58
Year ended 10/31/00 ......................       (1.93)      13.54      12.6        366,296         1.36        (0.66)      132.37
Year ended 10/31/99 ......................       (0.84)      13.57      63.9        147,929         1.44        (0.98)      186.93

CLASS B
Year ended 10/31/03 ......................    $     --   $    7.31      23.3%    $  324,292         2.45%       (1.82)%     202.81%
Year Ended 10/31/02 ......................          --        5.93     (24.8)       342,592         2.28        (1.82)      174.83
Year ended 10/31/01 ......................       (0.48)       7.88     (37.2)       572,068         2.15        (1.20)      102.58
Year ended 10/31/00 ......................       (1.93)      13.09      11.6      1,056,831         2.11        (1.41)      132.37
Year ended 10/31/99 ......................       (0.84)      13.28      63.0        594,971         2.21        (1.77)      186.93

CLASS C
Year ended 10/31/03 ......................    $     --   $    7.31      23.3%    $   54,273         2.45%       (1.81)%     202.81%
Year ended 10/31/02 ......................          --        5.93     (24.7)        53,936         2.28        (1.82)      174.83
Year ended 10/31/01 ......................       (0.48)       7.87     (37.2)        96,451         2.15        (1.20)      102.58
Year ended 10/31/00 ......................       (1.93)      13.09      11.7        180,663         2.12        (1.42)      132.37
Year ended 10/31/99 ......................       (0.84)      13.27      62.9         43,789         2.21        (1.80)      186.93

ALGER HEALTH SCIENCES PORTFOLIO

CLASS A
Year ended 10/31/03 ......................          --   $   11.91      28.2%    $    8,594         2.36%       (1.80)%     246.96%
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iv) .........          --        9.29      (7.1)           712         2.15        (1.43)      135.82


                                                                            -48-
ALGER FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD



                                                                     Income from
                                                                 Investment Operations
                                                                ------------------------
                                                                                Net
                                                                              Realized
                                                                                and
                                                  Net Asset        Net       Unrealized       Total
                                                    Value,      Investment      Gain           from
                                                  Beginning       Income     (Loss) on      Investment
                                                  of Period     (Loss)(i)    Investments    Operations
                                                ------------  ------------  ------------  -------------
ALGER HEALTH SCIENCES PORTFOLIO (CONTINUED)

CLASS B
Year ended 10/31/03 .......................     $      9.26    $    (0.28)    $   2.80     $   2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) .........           10.00         (0.10)       (0.64)       (0.74)

CLASS C
Year ended 10/31/03 .......................     $      9.26    $    (0.29)    $   2.81     $   2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) .........           10.00         (0.10)       (0.64)       (0.74)

ALGER SMALLCAP AND MIDCAP PORTFOLIO

CLASS A
Year ended 10/31/03 .......................     $      7.65    $    (0.09)    $   2.41     $   2.32
FROM 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) .........           10.00         (0.01)       (2.34)       (2.35)

CLASS B
Year ended 10/31/03 .......................     $      7.63    $    (0.16)    $   2.40     $   2.24
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) .........           10.00         (0.09)       (2.28)       (2.37)

CLASS C
YEAR ENDED 10/31/03 .......................     $      7.63    $    (0.16)    $   2.39     $   2.23
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) .........           10.00         (0.09)       (2.28)       (2.37)

ALGER MONEY MARKET PORTFOLIO
Year ended 10/31/03 .......................     $    1.0000  $     0.0033           --           --
Year ended 10/31/02 .......................          1.0000        0.0097           --           --
Year ended 10/31/01 .......................          1.0000        0.0387           --           --
Year ended 10/31/00 .......................          1.0000        0.0527           --           --
Year ended 10/31/99 .......................          1.0000        0.0423           --           --


------------------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.


                                                                                               Ratios/Supplemental Data
                                                                                 ---------------------------------------------------
                                                                                                               Ratio of
                                                                                         Net        Ratio of      Net
                                                                Net                     Assets,     Expenses   Investment
                                                  Dividends    Asset                   End of          to       Income
                                                   from Net    Value,                   Period       Average   (Loss) to   Portfolio
                                                  Investment   End of        Total      (000's        Net       Average     Turnover
                                                    Income     Period      Return(ii)  omitted)      Assets    Net Assets     Rate
                                                ------------  --------    ----------- ----------    --------   ----------- ---------
ALGER HEALTH SCIENCES PORTFOLIO (CONTINUED)

CLASS B
Year ended 10/31/03 .......................            --   $     11.78       27.2%    $  3,620         3.22%     (2.63)%    246.96%
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) .........            --          9.26       (7.4)         325         2.91      (2.18)     135.82

CLASS C
Year ended 10/31/03 .......................            --   $     11.78       27.2%    $  1,357         3.30%     (2.69)%    246.96%
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) .........            --          9.26       (7.4)         309         2.90      (2.17)     135.82

ALGER SMALLCAP AND MIDCAP PORTFOLIO

CLASS A
Year ended 10/31/03 .......................            --   $      9.97       30.3%    $  9,932         1.58%     (1.06)%     83.67%
FROM 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) .........            --          7.65      (23.5)       7,775         1.89      (1.57)      34.09

CLASS B
Year ended 10/31/03 .......................            --   $      9.87       29.4%    $  1,205         2.37%     (1.87)%     83.67%
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) .........            --          7.63      (23.7)         269         2.64      (2.32)      34.09

CLASS C
YEAR ENDED 10/31/03 .......................            --   $      9.86       29.2%  $      969         2.38%     (1.86)%     83.67%
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) .........            --   $      7.63      (23.7)         254         2.64      (2.32)      34.09

ALGER MONEY MARKET PORTFOLIO
Year ended 10/31/03 .......................   $   (0.0033)  $    1.0000        0.3%  $  115,935         0.82%      0.34%         --
Year ended 10/31/02 .......................       (0.0097)       1.0000        1.0      330,213         0.79       0.99          --
Year ended 10/31/01 .......................       (0.0387)       1.0000        3.9      402,515         0.71       3.88          --
Year ended 10/31/00 .......................       (0.0527)       1.0000        5.4      233,526         0.78       5.14          --
Year ended 10/31/99 .......................       (0.0423)       1.0000        4.3      241,310         0.72       4.37          --


                                                                            -50-
THE ALGER FUND
STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
October 31, 2003


                                                                                 Small
                                                                LargeCap       Capital-
                                                                 Growth         ization
                                                                Portfolio      Portfolio
                                                                ---------      ---------
ASSETS:
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments ...............   $   583,407    $   174,649
Cash ......................................................            44             64
Receivable for investment securities sold .................         4,754          3,534
Receivable for shares of beneficial interest sold .........           446            140
Dividends and interest receivable .........................           402              8
Prepaid expenses ..........................................           130             36
                                                              -----------    -----------
  Total Assets ............................................       589,183        178,431
                                                              -----------    -----------
LIABILITIES:
Payable for securities loaned .............................        25,484             --
Bank loan payable .........................................            --             --
Payable for investment securities purchased ...............            --          4.945
Payable for shares of beneficial interest redeemed ........           995            257
Interest payable ..........................................             7              3
Accrued investment management fees ........................           352            122
Accrued transfer agent fees ...............................           281             88
Accrued distribution fees .................................           253             63
Accrued shareholder servicing fees ........................           117             36
Dividends payable--(Note 2) ...............................            --             --
Accrued expenses ..........................................            96             61
                                                              -----------    -----------
  Total Liabilities .......................................        27,585          5,575
                                                              -----------    -----------
NET ASSETS ................................................   $   561,598    $   172,856
                                                              ===========    ===========
Net Assets Consist of:
  Paid-in capital .........................................   $   847,910    $   308,835
  Undistributed net investment income (accumulated loss) ..            --             --
  Undistributed net realized gain (accumulated loss) ......      (359,893)      (172,728)
  Net unrealized appreciation (depreciation) of investments        73,581         36,749
                                                              -----------    -----------
NET ASSETS ................................................   $   561,598    $   172,856
                                                              ===========    ===========
Class A
  Net Asset Value Per Share ...............................   $      8.87    $      3.95
                                                              ===========    ===========
  Offering Price Per Share ................................   $      9.36    $      4.17
                                                              ===========    ===========
Class B
  Net Asset Value and Offering Price Per Share ............   $      8.33    $      3.70
                                                              ===========    ===========
Class C
  Net Asset Value Per Share ...............................   $      8.33    $      3.70
                                                              ===========    ===========
  Offering Price Per Share ................................   $      8.41    $      3.74
                                                              ===========    ===========
Shares of beneficial interest outstanding--Note 6
  Class A .................................................        19,012         18,622
                                                              ===========    ===========
  Class B .................................................        42,114         25,495
                                                              ===========    ===========
  Class C .................................................         5,031          1,352
                                                              ===========    ===========
 *Identified cost .........................................   $   509,826    $   137,900
                                                              ===========    ===========


                       See Notes to Financial Statements.

                                                                            -51-


                                                                               MidCap          Capital       Health
                                                               Balanced        Growth       Appreciation    Sciences
                                                               Portfolio      Portfolio       Portfolio     Portfolio
                                                               ---------      ---------     ------------    ---------
ASSETS:
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments ...............   $   271,043    $   608,975    $   528,493    $    13,517
Cash ......................................................            82            493             43            136
Receivable for investment securities sold .................         1,605         14,784         26,791            585
Receivable for shares of beneficial interest sold .........           269          1,401            325             74
Dividends and interest receivable .........................         1,271             --            341              8
Prepaid expenses ..........................................            36             42            133             16
                                                              -----------    -----------    -----------    -----------
  Total Assets ............................................       274,306        625,695        556,126         14,336
                                                              -----------    -----------    -----------    -----------
LIABILITIES:
Payable for securities loaned .............................         4,422             --         29,520             --
Bank loan payable .........................................            --             --          3,500             --
Payable for investment securities purchased ...............            --          1,160         30,011            735
Payable for shares of beneficial interest redeemed ........         1,436          3,080          1,455              5
Interest payable ..........................................            --             --             25             --
Accrued investment management fees ........................           172            411            356              9
Accrued transfer agent fees ...............................            79            181            241              4
Accrued distribution fees .................................           121            243            242              3
Accrued shareholder servicing fees ........................            57            128            105              3
Dividends payable--(Note 2) ...............................            --             --             --             --
Accrued expenses ..........................................            66            139             75              6
                                                              -----------    -----------    -----------    -----------
  Total Liabilities .......................................         6,353          5,342         65,530            765
                                                              -----------    -----------    -----------    -----------
NET ASSETS ................................................   $   267,953    $   620,353    $   490,596    $    13,571
                                                              ===========    ===========    ===========    ===========
Net Assets Consist of:
  Paid-in capital .........................................   $   314,463    $   639,011    $ 1,063,302    $    12,565
  Undistributed net investment income (accumulated loss) ..           554             --             --             --
  Undistributed net realized gain (accumulated loss) ......       (74,405)      (104,325)      (635,513)           264
  Net unrealized appreciation (depreciation) of investments        27,341         85,667         62,807            742
                                                              -----------    -----------    -----------    -----------
NET ASSETS ................................................   $   267,953    $   620,353    $   490,596    $    13,571
                                                              ===========    ===========    ===========    ===========
Class A
  Net Asset Value Per Share ...............................   $     18.29    $      7.57    $      7.74    $     11.91
                                                              ===========    ===========    ===========    ===========
  Offering Price Per Share ................................   $     19.30    $      7.99    $      8.17    $     12.57
                                                              ===========    ===========    ===========    ===========
Class B
  Net Asset Value and Offering Price Per Share ............   $     17.86    $      7.08    $      7.31    $     11.78
                                                              ===========    ===========    ===========    ===========
Class C
  Net Asset Value Per Share ...............................   $     17.93    $      7.06    $      7.31    $     11.78
                                                              ===========    ===========    ===========    ===========
  Offering Price Per Share ................................   $     18.11    $      7.13    $      7.38    $     11.90
                                                              ===========    ===========    ===========    ===========
Shares of beneficial interest outstanding--Note 6
  Class A .................................................         4,339         30,623         14,470            722
                                                              ===========    ===========    ===========    ===========
  Class B .................................................         8,052         46,073         44,369            307
                                                              ===========    ===========    ===========    ===========
  Class C .................................................         2,498          8,866          7,428            115
                                                              ===========    ===========    ===========    ===========
 *Identified cost .........................................   $   243,702    $   523,308    $   465,687    $    12,775
                                                              ===========    ===========    ===========    ===========


                                                               SmallCap
                                                                  and           Money
                                                                MidCap         Market
                                                               Portfolio      Portfolio
                                                               ---------      ---------
ASSETS:
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments ...............   $    12,130    $   120,160
Cash ......................................................            17             78
Receivable for investment securities sold .................           100             --
Receivable for shares of beneficial interest sold .........            18             10
Dividends and interest receivable .........................             3              3
Prepaid expenses ..........................................            12             34
                                                              -----------    -----------
  Total Assets ............................................        12,280        120,285
                                                              -----------    -----------
LIABILITIES:
Payable for securities loaned .............................            --             --
Bank loan payable .........................................            --             --
Payable for investment securities purchased ...............           154             --
Payable for shares of beneficial interest redeemed ........             3          4,101
Interest payable ..........................................            --             --
Accrued investment management fees ........................             8             66
Accrued transfer agent fees ...............................             1             85
Accrued distribution fees .................................             1             --
Accrued shareholder servicing fees ........................             3             --
Dividends payable--(Note 2) ...............................            --              2
Accrued expenses ..........................................             4             96
                                                              -----------    -----------
  Total Liabilities .......................................           174          4,350
                                                              -----------    -----------
NET ASSETS ................................................   $    12,106    $   115,935
                                                              ===========    ===========
Net Assets Consist of:
  Paid-in capital .........................................   $     9,673    $   116,152
  Undistributed net investment income (accumulated loss) ..            --             --
  Undistributed net realized gain (accumulated loss) ......           (95)          (217)
  Net unrealized appreciation (depreciation) of investments         2,528             --
                                                              -----------    -----------
NET ASSETS ................................................   $    12,106    $   115,935
                                                              ===========    ===========
Class A
  Net Asset Value Per Share ...............................   $      9.97             --
                                                              ===========    ===========
  Offering Price Per Share ................................   $     10.52             --
                                                              ===========    ===========
Class B
  Net Asset Value and Offering Price Per Share ............   $      9.87    $      1.00
                                                              ===========    ===========
Class C
  Net Asset Value Per Share ...............................   $      9.86             --
                                                              ===========    ===========
  Offering Price Per Share ................................   $      9.96             --
                                                              ===========    ===========
Shares of beneficial interest outstanding--Note 6
  Class A .................................................           996             --
                                                              ===========    ===========
  Class B .................................................           122        116,176
                                                              ===========    ===========
  Class C .................................................            98             --
                                                              ===========    ===========
 *Identified cost .........................................   $     9,601    $   120,160
                                                              ===========    ===========


                                                                            -52-
THE ALGER FUND
STATEMENTS OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED OCTOBER 31, 2003


                                                                              Small
                                                              LargeCap      Capital-
                                                               Growth        ization
                                                              Portfolio     Portfolio
                                                              ---------     ---------
Income:
 Dividends ................................................   $   4,058    $     278
 Interest .................................................         197          103
                                                              ---------    ---------
 Total Income .............................................       4,255          381
                                                              ---------    ---------

Expenses:
 Management fees--Note 3(a) ...............................       3,870        1,334
 Distribution fees--Note 3(b):
   Class B ................................................       2,446          628
   Class C ................................................         268           27
 Shareholder servicing fees--Note 3(f) ....................       1,290          392
 Interest on line of credit utilized--Note 5 ..............          75            5
 Custodian fees ...........................................          70           32
 Transfer agent fees and expenses--Note 3(e) ..............       1,814          909
 Registration fees ........................................          48           70
 Miscellaneous ............................................         293           92
                                                              ---------    ---------
 Total Expenses ...........................................      10,174        3,489
                                                              ---------    ---------
NET INVESTMENT INCOME (LOSS) ..............................      (5,919)      (3,108)
                                                              ---------    ---------
REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND WRITTEN OPTIONS
Net realized gain (loss) on investments and written options      19,471       20,463
Net change in unrealized appreciation (depreciation)
  on investments and written options ......................      98,035       39,576
                                                              ---------    ---------
Net realized and unrealized gain on investments
   and written options ....................................     117,506       60,039
                                                              ---------    ---------


NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................................   $ 111,587    $  56,931
                                                              =========    =========


                       See Notes to Financial Statements.


                                                                                                            SmallCap
                                                                          MidCap       Capital    Health      and          Money
                                                             Balanced     Growth    Appreciation Sciences    MidCap       Market
                                                             Portfolio   Portfolio    Portfolio  Portfolio  Portfolio    Portfolio
                                                             ---------   ---------  ------------ ---------  --------     ----------

Income:
 Dividends ................................................   $   1,269  $     922   $   2,761   $      27   $      39    $      --
 Interest .................................................       4,200        472         242           4           8        2,975
                                                              ---------  ---------   ---------   ---------   ---------    ---------
 Total Income .............................................       5,469      1,394       3,003          31          47        2,975
                                                              ---------  ---------   ---------   ---------   ---------    ---------

Expenses:
 Management fees--Note 3(a) ...............................       1,945      3,905       4,044          45          77        1,282
 Distribution fees--Note 3(b):
   Class B ................................................       1,040      2,000       2,382          10           4           --
   Class C ................................................         327        368         376           5           3           --
 Shareholder servicing fees--Note 3(f) ....................         648      1,220       1,189          13          23           --
 Interest on line of credit utilized--Note 5 ..............          --         14          37          --          --           --
 Custodian fees ...........................................          48         73          73          15           7           50
 Transfer agent fees and expenses--Note 3(e) ..............         596      1,452       2,429          23          10          566
 Registration fees ........................................          53        138         101          26          19           96
 Miscellaneous ............................................         110        286         211           7           9          109
                                                              ---------  ---------   ---------   ---------   ---------    ---------
 Total Expenses ...........................................       4,767      9,456      10,842         144         152        2,103
                                                              ---------  ---------   ---------   ---------   ---------    ---------
NET INVESTMENT INCOME (LOSS) ..............................         702     (8,062)     (7,839)       (113)       (105)         872
                                                              ---------  ---------   ---------   ---------   ---------    ---------
REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND WRITTEN OPTIONS
Net realized gain (loss) on investments and written options       9,527     84,904      28,900         473         (11)          56
Net change in unrealized appreciation (depreciation)
  on investments and written options ......................      27,302     86,140      78,267         747       2,671           --
                                                              ---------  ---------   ---------   ---------   ---------    ---------
Net realized and unrealized gain on investments
  and written options .....................................      36,829    171,044     107,167       1,220       2,660           56
                                                              ---------  ---------   ---------   ---------   ---------    ---------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................................   $  37,531  $ 162,982   $  99,328   $   1,107   $   2,555    $     928
                                                              =========  =========   =========   =========   =========    =========


                                                                            -54-
THE ALGER FUND
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)


                                                               LargeCap
                                                                Growth
                                                               Portfolio
                                                        -----------------------
                                                          For the     For the
                                                         Year Ended  Year Ended
                                                        October 31,  October 31,
                                                            2003        2002
                                                         ----------- -----------
Net investment income (loss) .........................   $  (5,919)   $  (7,301)
Net realized gain (loss) on investments
and written options ..................................      19,471     (194,809)
Net change in unrealized appreciation (depreciation)
  on investments and written options .................      98,035       19,221
                                                         ---------    ---------
Net increase (decrease) in net assets
  resulting from operations ..........................     111,587     (182,889)
                                                         ---------    ---------
Dividends to shareholders from:
 Net investment income
  Class A ............................................          --           --
  Class B ............................................          --           --
  Class C ............................................          --           --
                                                         ---------    ---------
Total dividends to shareholders ......................          --           --
                                                         ---------    ---------
Increase (decrease) from shares of beneficial
  interest transactions:
  Class A ............................................       2,351      (40,996)
  Class B ............................................     (41,003)    (146,914)
  Class C ............................................        (423)      (1,440)
                                                         ---------    ---------
Net increase (decrease) from shares of
  beneficial interest transactions--Note 6 ...........     (39,075)    (189,350)
                                                         ---------    ---------
   Total increase (decrease) .........................      72,512     (372,239)
Net Assets:
 Beginning of year ...................................     489,086      861,325
                                                         ---------    ---------
 End of year .........................................   $ 561,598    $ 489,086
                                                         =========    =========
Undistributed net investment income (accumulated loss)   $      --    $      --
                                                         =========    =========

                       See Notes to Financial Statements.


                                                                Small                                               MidCap
                                                            Capitalization               Balanced                   Growth
                                                               Portfolio                 Portfolio                 Portfolio
                                                        -----------------------   ------------------------  -----------------------
                                                           For the     For the      For the     For the       For the     For the
                                                         Year Ended  Year Ended    Year Ended  Year Ended    Year Ended  Year Ended
                                                        October 31,  October 31,  October 31,  October 31,  October 31,  October 31,
                                                           2003        2002          2003        2002          2003         2002
                                                        ----------- -----------   ----------- ------------  ----------- -----------

Net investment income (loss) .........................   $  (3,108)   $  (3,564)   $     702    $   3,133    $ (8,062)    $  (8,963)
Net realized gain (loss) on investments
  and written options ................................      20,463      (25,959)       9,527      (45,399)      84,904     (111,133)
Net change in unrealized appreciation (depreciation)
  on investments and written options .................      39,576       (2,977)      27,302          617       86,140        6,689
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net assets
  resulting from operations ..........................      56,931      (32,500)      37,531      (41,649)     162,982     (113,407)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Dividends to shareholders from:
 Net investment income
  Class A ............................................          --           --       (1,359)      (2,370)          --           --
  Class B ............................................          --           --       (1,356)      (2,209)          --           --
  Class C ............................................          --           --         (407)        (811)          --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Total dividends to shareholders ......................          --           --       (3,122)      (5,390)          --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Increase (decrease) from shares of beneficial
  interest transactions:
  Class A ............................................        (746)      (7,328)      (8,881)      (8,498)      38,586       13,550
  Class B ............................................     (14,978)     (27,917)     (11,962)       2,130       (8,309)    (114,847)
  Class C ............................................         539         (102)      (6,366)      (3,239)         542        6,553
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) from shares of
  beneficial interest transactions--Note 6 ...........     (15,185)     (35,347)     (27,209)      (9,607)      30,819      (94,744)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
 Total increase (decrease) ...........................      41,746      (67,847)       7,200      (56,646)     193,801     (208,151)
Net Assets:
 Beginning of year ...................................     131,110      198,957      260,753      317,399      426,552      634,703
                                                         ---------    ---------    ---------    ---------    ---------    ---------
 End of year .........................................   $ 172,856    $ 131,110    $ 267,953    $ 260,753    $ 620,353    $ 426,552
                                                         =========    =========    =========    =========    =========    =========
Undistributed net investment income (accumulated loss)   $      --    $      --    $     870    $   2,859    $      --    $      --
                                                         =========    =========    =========    =========    =========    =========


                                                                            -56-
THE ALGER FUND
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)


                                                                Capital
                                                              Appreciation
                                                                Portfolio
                                                        ------------------------

                                                           For the     For the
                                                         Year Ended  Year Ended
                                                        October 31,  October 31,
                                                            2003        2002
                                                        ------------ -----------

Net investment income (loss) .........................   $ (7,839)    $ (12,119)
Net realized gain (loss) on investments
  and written options ................................      28,900     (209,158)
Net change in unrealized appreciation (depreciation)
  on investments and written options .................      78,267       38,808
                                                         ---------    ---------
  Net increase (decrease) in net assets
    resulting from operations ........................      99,328     (182,469)
                                                         ---------    ---------
Dividends to shareholders from:
 Net investment income
  Class A ............................................          --           --
  Class B ............................................          --           --
  Class C ............................................          --           --
                                                         ---------    ---------
Total dividends to shareholders ......................          --           --
                                                         ---------    ---------
Increase (decrease) from shares of beneficial
  interest transactions:
  Class A ............................................     (10,863)     (41,859)
  Class B ............................................     (82,483)    (105,997)
  Class C ............................................      (9,876)     (23,069)
                                                         ---------    ---------
Net increase (decrease) from shares of
  beneficial interest transactions--Note 6 ...........    (103,222)    (170,925)
                                                         ---------    ---------
   Total increase (decrease) .........................      (3,894)    (353,394)
Net Assets:
 Beginning of period .................................     494,490      847,884
                                                         ---------    ---------
 End of period .......................................   $ 490,596    $ 494,490
                                                         =========    =========
Undistributed net investment income (accumulated loss)   $      --    $      --
                                                         =========    =========

 *  Commenced operations May 1, 2002.
**  Commenced operations May 8, 2002.

                       See Notes to Financial Statements.


                                                                                        SmallCap
                                                                 Health                   and                       Money
                                                                Sciences                 MidCap                     Market
                                                                Portfolio               Portfolio                  Portfolio
                                                         -----------------------  ------------------------  ------------------------
                                                                      For the                   For the
                                                          For the     Period        For the     Period        For the     For the
                                                         Year Ended    Ended      Year Ended     Ended      Year Ended  Year Ended
                                                         October 31, October 31,  October 31,  October 31,   October 31, October 31,
                                                            2003        2002*         2003       2002**         2003        2002
                                                         ----------- -----------  ----------- ------------  ----------- -----------
Net investment income (loss) .........................   $    (113)   $     (11)   $    (105)   $      (8)   $     872    $   2,939
Net realized gain (loss) on investments
  and written options ................................         473          (96)         (11)         (85)          56           --
Net change in unrealized appreciation (depreciation)
  on investments and written options .................         747           (5)       2,671         (143)          --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
  Net increase (decrease) in net assets
  resulting from operations ..........................       1,107         (112)       2,555         (236)         928        2,939
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Dividends to shareholders from:
 Net investment income
  Class A ............................................          --           --           --           --           --           --
  Class B ............................................          --           --           --           --         (872)      (2,939)
  Class C ............................................          --           --           --           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Total dividends to shareholders ......................          --           --           --           --         (872)      (2,939)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Increase (decrease) from shares of beneficial
  interest transactions:
  Class A ............................................       7,247          773          (37)       7,853           --           --
  Class B ............................................       2,972          351          728          348     (214,334)     (72,302)
  Class C ............................................         899          334          562          333           --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) from shares of
  beneficial interest transactions--Note 6 ...........      11,118        1,458        1,253        8,534     (214,334)     (72,302)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Total increase (decrease) .........................      12,225        1,346        3,808        8,298     (214,278)     (72,302)
Net Assets:
 Beginning of period .................................       1,346           --        8,298           --      330,213      402,515
                                                         ---------    ---------    ---------    ---------    ---------    ---------
 End of period .......................................   $  13,571    $   1,346    $  12,106    $   8,298    $ 115,935    $ 330,213
                                                         =========    =========    =========    =========    =========    =========
Undistributed net investment income (accumulated loss)   $     --     $      --    $      --    $      --    $      --    $      --
                                                         =========    =========    =========    =========    =========    =========


                                                                            -58-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- GENERAL:

      The Alger Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight portfolios--LargeCap Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio, Health Sciences Portfolio, SmallCap and MidCap Portfolio and Money Market Portfolio (the "Portfolios"). The LargeCap Growth Portfolio, Small Capitalization Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio, Health Sciences Portfolio and SmallCap and MidCap Portfolio normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Money Market Portfolio's investment objective is high current income which it seeks to achieve by investing in short-term instruments.

      Each Portfolio, other than the Money Market Portfolio, offers Class A, Class B and Class C shares. Class A shares are generally subject to an initial sales charge while Class B shares are generally subject to a deferred sales charge. Class C shares are generally subject to an initial sales charge and a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Each class has identical rights to assets and earnings except that only Class B and Class C shares have plans of distribution and bear the related expenses.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Portfolios, other than the Money Market Portfolio, are valued on each day the NewYork Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

      Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                                                                            -59-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The investments of the Money Market Portfolio, and short-term securities held by the other Portfolios having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) OPTION WRITING: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current mar-

                                                                            -60-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ket value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. At October 31, 2003, the value of securities loaned and collateral received thereon were as follows:

                                                  VALUE OF
                                                 SECURITIES         VALUE OF
                                                   LOANED          COLLATERAL
                                                  ---------         ---------

LargeCap Growth Portfolio .....................   $24,812,041       $25,483,955
Small Capitalization Portfolio ................     4,993,619         5,141,415
Balanced Portfolio ............................     4,293,939         4,422,173
MidCap Growth Portfolio .......................    31,224,191        34,142,680
Capital Appreciation Portfolio ................    28,598,126        29,519,843
Health Sciences Portfolio .....................            --                --
SmallCap and MidCap Portfolio .................            --                --
Money Market Portfolio ........................            --                --

(f) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date.

      The Money Market Portfolio declares dividends daily from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Portfolios are declared and paid annually.

      With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

      Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions, other than the Money Market Portfolio, may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At October 31, 2003, the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio reclassified approximately $5,919,000, $3,108,000, $115,000, $8,062,000, $7,839,000, $113,000, $105,000 and
$0 respectively, from undistributed net investment income (accumulated loss) and $0, $0, $167,000, $0, $2,297,000, $113,000, $0 and $0, respectively, from undistributed net realized gain (accumulated loss) to paid-in capital. Reclassifications result primarily from the difference in tax

                                                                            -61-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

treatment of net operating losses. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(g) FEDERAL INCOME TAXES: It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Portfolio maintains such compliance, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance. At October 31, 2003, the net capital loss carryforwards of the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio, which may be used to offset future net realized gains, were approximately $352,460,116, $171,948,478, $72,341,152,
$101,398,839,  $635,264,155, $0, $94,791 and $216,474,  respectively, and expire between 2008 and 2011.

(h) ALLOCATION METHODS: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio, other than the Money Market Portfolio, are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class B and Class C shares.

(i) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 -- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

                                                                            -62-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
LargeCap Growth Portfolio .........................  .75%
Small Capitalization Portfolio ....................  .85
Balanced Portfolio ................................  .75
MidCap Growth Portfolio ...........................  .80
Capital Appreciation Portfolio ....................  .85
Health Sciences Portfolio .........................  .85
SmallCap and MidCap Portfolio .....................  .85
Money Market Portfolio ............................  .50

(b) DISTRIBUTION FEES: Class B Shares--The Fund has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each
Portfolio, other than the Money Market Portfolio, reimburse Fred Alger & Company, Incorporated, the Fund's distributor and an affiliate of Alger Management (the "Distributor"), for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares. The distribution fee is not to exceed an annual rate of .75% of the respective average daily net assets of the Class B shares of the designated Portfolios. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Portfolios, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2003, such excess carried forward was approximately $18,622,000, $15,450,000, $4,822,000,
$8,176,000,  $23,186,000, $55,000 and $21,000 for Class B shares of the LargeCap
Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio and the SmallCap and MidCap Portfolio, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

CLASS C SHARES--The Fund has adopted a Distribution Plan pursuant to which Class C shares of each Portfolio, other than the Money Market Portfolio, pay the Distributor a fee at the annual rate of .75% of the respective average daily net assets of the Class C shares of the designated Portfolios to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) SALES CHARGES: The purchases and sales of shares of the Portfolios, other than the Money Market Portfolio, may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2003, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $216,000 and $3,520,000, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(d) BROKERAGE COMMISSIONS:  During the year ended October 31, 2003,

                                                                            -63-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio and the SmallCap and MidCap Portfolio paid the Distributor commissions of $3,201,431, $397,669, $916,161, $2,386,938,
$1,900,561, $27,028 and $21,457 respectively, in connection with securities transactions.

(e) TRANSFER AGENT FEES AND EXPENSES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 2003, the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio incurred fees of $1,455,090, $796,155, $420,415, $1,116,510, $2,004,460, $22,657, $10,228 and
$375,480, respectively, for services provided by Alger Services. In addition, during the year ended October 31, 2003, the LargeCap Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Health Sciences Portfolio, the SmallCap and MidCap Portfolio and the Money Market Portfolio reimbursed Alger Services
$358,847,  $112,545,  $175,830,  $335,818,  $424,864,  $346,  $132 and $190,153,
respectively, for transfer agent related expenses paid by Alger Services on behalf of the Portfolios.

(f) SHAREHOLDER SERVICING FEES: The Fund has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Portfolio, other than the Money Market Portfolio, with ongoing servicing of shareholder accounts. As compensation for such services, each designated Portfolio pays the Distributor a monthly fee at an annual rate equal to .25% of
each  Portfolio's   average  daily  net  assets.

(g) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

                                                                            -64-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- SECURITIES TRANSACTIONS:

(a) The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 2003:

                                                  PURCHASES           SALES
                                                 ----------           -----
LargeCap Growth Portfolio .................... $1,095,841,993    $1,218,935,011
Small Capitalization Portfolio ...............    207,617,607       229,988,369
Balanced Portfolio ...........................    440,006,523       470,130,145
MidCap Growth Portfolio ......................  1,110,974,596     1,156,563,555
Capital Appreciation Portfolio ...............    934,092,383       997,217,885
Health Sciences Portfolio ....................     22,279,926        12,162,463
SmallCap and MidCap Portfolio ................     14,693,313         6,677,447

      Transactions in options for the Capital Appreciation Portfolio during the year ended October 31, 2003, were as follows:

                                                    NUMBER OF         PREMIUMS
                                                    CONTRACTS         RECEIVED
                                                   ----------        ----------
Call options outstanding
 at October 31, 2002 .........................          1,500         $ 331,990
Call options written .........................            500            78,498
Call options exercised .......................         (2,000)         (410,488)
                                                       ------         ---------
Call options outstanding
 at October 31, 2003 .........................             --           $    --
                                                       ======         =========

NOTE 5 -- LINES OF CREDIT:

      The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. With the exception of the Capital Appreciation Portfolio, the Fund borrows under such lines of credit exclusively for temporary or emergency purposes.

      The Capital Appreciation Portfolio may borrow under these lines up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Portfolio borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2003, the Portfolio had borrowings which averaged $2,198,356 at a weighted average interest rate of 1.62%.

                                                                            -65-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series, other than the Money Market Portfolio, is divided into three separate classes. The transactions of shares of beneficial interest were as follows:


                                                FOR THE YEAR ENDED                      FOR THE YEAR ENDED
                                                 OCTOBER 31, 2003                        OCTOBER 31, 2002
                                            SHARES              AMOUNT              SHARES             AMOUNT
                                            ------              ------              ------             ------
Alger LargeCap Growth Portfolio
 Class A:
  Shares sold ......................       212,076,287     $ 1,562,324,472          276,614,134    $ 2,387,509,535
  Shares converted from Class B ....         1,686,453          13,613,533            1,749,698         15,696,030
  Shares redeemed ..................      (212,980,056)     (1,573,586,334)        (284,490,956)    (2,444,201,552)
                                        ---------------    ---------------      ---------------    ---------------
  Net increase (decrease) ..........           782,684     $     2,351,671           (6,127,124)   $   (40,995,987)
                                        ===============    ===============      ===============    ===============
 Class B:
  Shares sold ......................        14,454,845     $   104,309,598           35,159,786    $   310,215,398
  Shares converted to Class A ......        (1,792,383)        (13,613,533)          (1,843,078)       (15,696,030)
  Shares redeemed ..................       (18,429,789)       (131,699,387)         (49,901,424)      (441,432,982)
                                        ---------------    ---------------      ---------------    ---------------
  Net decrease .....................        (5,767,327)    $   (41,003,322)         (16,584,716)   $  (146,913,614)
                                        ===============    ===============      ===============    ===============
 Class C:
  Shares sold ......................         1,828,434     $    13,221,973            2,776,017    $    23,550,591
  Shares redeemed ..................        (1,947,938)        (13,645,371)          (3,049,262)       (24,990,877)
                                        ---------------    ---------------      ---------------    ---------------
  Net decrease .....................          (119,504)    $      (423,398)            (273,245)   $    (1,440,286)
                                        ===============    ===============      ===============    ===============
Alger Small Capitalization Portfolio
 Class A:
  Shares sold ......................        37,858,894     $   114,234,402           94,504,077    $   341,706,969
  Shares converted from Class B ....         2,759,290           9,070,302            2,986,009         10,407,905
  Shares redeemed ..................       (38,192,618)       (124,050,570)         (99,421,127)      (359,443,070)
                                        ---------------    ---------------      ---------------    ---------------
  Net increase (decrease) ..........        2,425,566      $      (745,866)          (1,931,041)   $    (7,328,196)
                                        ===============    ===============      ===============    ===============
 Class B:
  Shares sold ......................         3,414,803     $    10,168,201            9,414,875    $    32,100,768
  Shares converted to Class A ......        (2,941,586)         (9,070,302)          (3,159,766)       (10,407,905)
  Shares redeemed ..................        (5,468,347)        (16,076,058)         (14,656,966)       (49,609,672)
                                        ---------------    ---------------      ---------------    ---------------
  Net decrease .....................        (4,995,130)    $   (14,978,159)          (8,401,857)   $   (27,916,809)
                                        ===============    ===============      ===============    ===============
 Class C:
  Shares sold ......................           437,287     $     1,371,519              488,977    $     1,667,217
  Shares redeemed ..................          (281,680)           (832,175)            (553,280)        (1,768,580)
                                        ---------------    ---------------      ---------------    ---------------
  Net increase (decrease) ..........           155,607     $      (539,344)             (64,303)   $      (101,363)
                                        ===============    ===============      ===============    ===============


                                                                            -66-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                      FOR THE YEAR ENDED                                 FOR THE YEAR ENDED
                                                       OCTOBER 31, 2003                                   OCTOBER 31, 2002
                                                  SHARES            AMOUNT                           SHARES             AMOUNT
                                            ---------------     ---------------                 ---------------     ---------------
Alger Balanced Portfolio
 Class A:
  Shares sold ..........................         11,851,443     $   194,267,241                       9,842,769     $   174,336,003
  Shares converted from Class B ........             67,609           1,173,948                          59,378           1,057,572
  Dividends reinvested .................             81,528           1,277,555                         119,803           2,245,114
  Shares redeemed ......................        (12,541,030)       (205,600,058)                    (10,574,844)       (186,136,914)
                                            ---------------     ---------------                 ---------------     ---------------
  Net decrease .........................           (540,450)    $    (8,881,314)                       (552,894)    $    (8,498,225)
                                            ===============     ===============                 ===============     ===============
 Class B:
  Shares sold ..........................          1,683,865     $    27,187,759                       3,213,303     $    56,372,933
  Dividends reinvested .................             80,559           1,238,989                         110,294           2,028,302
  Shares converted to Class A ..........            (69,170)         (1,173,948)                        (60,686)         (1,057,572)
  Shares redeemed ......................         (2,418,357)        (39,214,660)                     (3,227,636)        (55,213,659)
                                            ---------------     ---------------                 ---------------     ---------------
  Net increase (decrease) ..............           (723,103)    $   (11,961,860)                         35,275     $     2,130,004
                                            ===============     ===============                 ===============     ===============
 Class C:
  Shares sold ..........................          1,039,674     $    16,671,772                         999,848     $    17,816,624
  Dividends reinvested .................             24,499             378,516                          39,698             732,826
  Shares redeemed ......................         (1,469,094)        (23,415,964)                     (1,272,643)        (21,788,159)
                                            ---------------     ---------------                 ---------------     ---------------
  Net decrease .........................           (404,921)    $    (6,365,676)                       (233,097)    $    (3,238,709)
                                            ===============     ===============                 ===============     ===============
Alger MidCap Growth Portfolio
 Class A:
  Shares sold ..........................        315,152,796     $ 1,833,356,690                     484,600,552     $ 3,169,121,933
  Shares converted from Class B ........          1,822,715          12,100,586                       2,030,059          13,970,774
  Shares redeemed ......................       (310,626,789)     (1,806,871,564)                   (484,654,290)     (3,169,542,793)
                                            ---------------     ---------------                 ---------------     ---------------
  Net increase .........................          6,348,722     $    38,585,712                       1,976,321     $    13,549,914
                                            ===============     ===============                 ===============     ===============

 Class B:
  Shares sold ..........................         25,079,209     $   147,315,129                      46,342,558     $   308,895,344
  Shares converted to Class A ..........         (1,943,984)        (12,100,586)                     (2,145,231)        (13,970,774)
  Shares redeemed ......................        (24,853,213)       (143,523,850)                    (61,286,740)       (409,771,776)
                                            ---------------     ---------------                 ---------------     ---------------
  Net decrease .........................         (1,717,988)    $    (8,309,307)                    (17,089,413)    $  (114,847,206)
                                            ===============     ===============                 ===============     ===============
 Class C:
  Shares sold ..........................          4,127,671     $    23,569,244                       4,806,051     $    31,510,115
  Shares redeemed ......................         (4,215,789)        (23,026,860)                     (4,016,802)        (24,957,532)
                                            ---------------     ---------------                 ---------------     ---------------
  Net increase (decrease) ..............            (88,118)    $       542,384                         789,249     $     6,552,583
                                            ===============     ===============                 ===============     ===============

                                                                            -67-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                               FOR THE YEAR ENDED                       FOR THE YEAR ENDED
                                                                OCTOBER 31, 2003                         OCTOBER 31, 2002
                                                           SHARES             AMOUNT                SHARES              AMOUNT
                                                     ---------------      ---------------      ---------------      ---------------
Alger Capital Appreciation Portfolio***
 Class A:
  Shares sold ..................................         176,690,199      $ 1,129,412,858          220,578,172      $ 1,757,855,537
  Shares converted from Class B ................           1,063,251            7,715,269              574,232            4,710,417
  Shares redeemed ..............................        (178,999,396)      (1,147,990,627)        (227,273,301)      (1,804,425,219)
                                                     ---------------      ---------------      ---------------      ---------------
  Net decrease .................................          (1,245,946)     $   (10,862,500)          (6,120,897)     $   (41,859,265)
                                                     ===============      ===============      ===============      ===============
 Class B:
  Shares sold ..................................           8,005,635      $    51,174,080           21,486,880      $   169,888,476
  Shares converted to Class A ..................          (1,124,507)          (7,715,269)            (600,311)          (4,710,417)
  Shares redeemed ..............................         (20,265,703)        (125,941,339)         (35,756,828)        (271,175,148)
                                                     ---------------      ---------------      ---------------      ---------------
  Net decrease .................................         (13,384,575)     $   (82,482,528)         (14,870,259)     $  (105,997,089)
                                                     ===============      ===============      ===============      ===============
 Class C:
  Shares sold ..................................           2,474,578      $    15,066,837            5,096,484      $    38,764,304
  Shares redeemed ..............................          (4,142,353)         (24,943,221)          (8,250,993)         (61,833,849)
                                                     ---------------      ---------------      ---------------      ---------------
  Net decrease .................................          (1,667,775)     $    (9,876,384)          (3,154,509)     $   (23,069,545)
                                                     ===============      ===============      ===============      ===============
Alger Health Sciences Portfolio*
 Class A:
  Shares sold ..................................           1,090,711      $    12,568,348               89,151      $       887,740
  Shares converted from Class B ................               2,994               33,202                 --                   --
  Shares redeemed ..............................            (448,650)          (5,354,354)             (12,494)            (114,207)
                                                     ---------------      ---------------      ---------------      ---------------
  Net increase .................................             645,055      $     7,247,196               76,657      $       773,533
                                                     ===============      ===============      ===============      ===============
 Class B:
  Shares sold ..................................             328,618      $     3,576,815               38,742      $       385,314
  Shares converted to Class A ..................              (3,020)             (33,202)                --                   --
  Shares redeemed ..............................             (53,322)            (571,217)              (3,665)             (34,641)
                                                     ---------------      ---------------      ---------------      ---------------
  Net increase .................................             272,276      $     2,972,396               35,077      $       350,673
                                                     ===============      ===============      ===============      ===============
 Class C:
  Shares sold ..................................              95,328      $     1,055,031               33,383      $       333,804
  Shares redeemed ..............................             (13,435)            (155,536)                --                   --
                                                     ---------------      ---------------      ---------------      ---------------
  Net increase .................................              81,893      $       899,495               33,383      $       333,804
                                                     ===============      ===============      ===============      ===============

                                                                            -68-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                               FOR THE YEAR ENDED                       FOR THE YEAR ENDED
                                                                OCTOBER 31, 2003                         OCTOBER 31, 2002
                                                           SHARES             AMOUNT                SHARES              AMOUNT
                                                     ---------------      ---------------      ---------------      ---------------
Alger SmallCap and MidCap Portfolio**
 Class A:
  Shares sold ..................................              78,285      $       682,445            1,016,307      $     7,853,142
  Shares converted from Class B ................               2,467               22,392                 --                   --
  Shares redeemed ..............................            (100,835)            (741,740)                --                   --
                                                     ---------------      ---------------      ---------------      ---------------
  Net increase (decrease) ......................             (20,083)     $       (36,903)           1,016,307      $     7,853,142
                                                     ===============      ===============      ===============      ===============
 Class B:
  Shares sold ..................................             105,823              889,378               35,306      $       347,740
  Shares converted to Class A ..................              (2,489)             (22,392)                --                   --
  Shares redeemed ..............................             (16,500)            (139,209)                --                   --
                                                     ---------------      ---------------      ---------------      ---------------
  Net increase .................................              86,834      $       727,777               35,306      $       347,740
                                                     ===============      ===============      ===============      ===============
 Class C:
  Shares sold ..................................              67,392      $       582,253               33,370      $       333,611
  Shares redeemed ..............................              (2,515)             (20,488)                --                   --
                                                     ---------------      ---------------      ---------------      ---------------
  Net increase .................................              64,877      $       561,765               33,370      $       333,611
                                                     ===============      ===============      ===============      ===============
Alger Money Market Portfolio
  Shares sold ..................................       5,071,470,541      $ 5,071,470,541        7,873,620,498      $ 7,873,620,498
  Dividends reinvested .........................             683,554              683,554            2,277,848            2,277,848
  Shares redeemed ..............................      (5,286,488,553)      (5,286,488,553)      (7,948,200,446)      (7,948,200,446)
                                                     ---------------      ---------------      ---------------      ---------------
  Net decrease .................................        (214,334,458)     $  (214,334,458)         (72,302,100)     $   (72,302,100)
                                                     ===============      ===============      ===============      ===============

  *  Initially offered May 1, 2002.
 **  Initially offered May 8, 2002.
***  On  April  30,  2003,  the  Capital  Appreciation   Portfolio   distributed
     securities, with a market value of $34,727,148, to satisfy redemption requests. This distribution resulted in a realized gain of $2,297,610, which is included in net realized gain (loss) on investments and written options on the accompanying statement of operations.

NOTE 7 -- TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions paid by the Portfolios during the year ended October 31, 2003, and the year ended October 31, 2002, consisted entirely of ordinary income.

      As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

LargeCap Growth Portfolio
  Undistributed ordinary income .............................               --
  Undistributed long-term gain ..............................               --
  Capital loss carryforward .................................     $352,460,116
  Unrealized appreciation (depreciation) ....................       66,147,869
Small Capitalization Portfolio
  Undistributed ordinary income .............................               --
  Undistributed long-term gain ..............................               --
  Capital loss carryforward .................................     $171,948,478
  Unrealized appreciation (depreciation) ....................       35,968,833
Balanced Portfolio
  Undistributed ordinary income .............................     $    869,980
  Undistributed long-term gain ..............................               --
  Capital loss carryforward .................................       72,341,152
  Unrealized appreciation (depreciation) ....................       24,961,218
MidCap Growth Portfolio
  Undistributed ordinary income .............................               --
  Undistributed long-term gain ..............................               --
  Capital loss carryforward .................................     $101,398,839
  Unrealized appreciation (depreciation) ....................       82,740,807

                                                                            -69-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Capital Appreciation Portfolio
  Undistributed ordinary income .............................                 --
  Undistributed long-term gain ..............................                 --
  Capital loss carryforward .................................       $635,264,155
  Unrealized appreciation (depreciation) ....................         62,556,800
Health Sciences Portfolio
  Undistributed ordinary income .............................            241,510
  Undistributed long-term gain ..............................             40,871
  Capital loss carryforward .................................       $         --
  Unrealized appreciation (depreciation) ....................            723,374
SmallCap and MidCap Portfolio
  Undistributed ordinary income .............................                 --
  Undistributed long-term gain ..............................                 --
  Capital loss carryforward .................................       $     94,791
  Unrealized appreciation (depreciation) ....................          2,526,672
Money Market Portfolio
  Undistributed ordinary income .............................                 --
  Undistributed long-term gain ..............................                 --
  Capital loss carryforward .................................       $    216,474
  Unrealized appreciation (depreciation) ....................                 --

      The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE 8 -- REGULATORY MATTERS:

      The Office of the New York State Attorney General, the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth, and the United States Securities and Exchange Commission ("SEC") have contacted Alger Management in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. In response to these inquiries, Alger Management and its counsel have been investigating certain shareholder trading practices, both in the Fund and in other mutual funds that it manages (the "Funds"). Alger Management has assured the board that if it is determined that improper trading practices in the Fund detrimentally affected its performance, Alger Management will make appropriate restitution. At the present time, Alger Management is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

      On October 16, 2003, the SEC commenced and settled a civil proceeding against a former vice chairman of Alger Management's immediate parent, in connection with alleged market timing arrangements with certain investors in the Fund. That settlement specifically provided: "The findings herein are made pursuant to [the former vice chairman's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither Alger Management nor any of the Funds was party to this proceeding.

      On October, 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported

                                                                            -70-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

class action lawsuit against the Fund, Spectra Fund, various portfolios of the Fund, Alger Management, the former vice chairman (the "fund defendants"), Veras Management Partners, LLP et al., in the United States District Court for the Southern District of New York, and served the complaint in the lawsuit on Alger Management and the fund defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with a former vice chairman, alleges, among other things, that the fund defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provisions of Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and rule 10b-5 thereunder, and that Alger Management breached a fiduciary duty to plaintiffs. The suit seeks, among other things, compensatory damages, recovery of advisory fees paid to Alger Management, and payment of the plaintiff's counsel and expert fees.

      Other related class actions have been commenced making substantially similar allegations on behalf of the same putative class. All these related class actions will be consolidated in accordance with the provisions of the Private Securities Litigation Reform Act.

      On November 25, 2003, plaintiff, Michael Bernstein, as custodian for Judith Bernstein, commenced an action derivatively on behalf of "the Alger Funds" against Alger Management, a former vice chairman of its parent and Veras Management Partners, LLP in the U.S. District Court for the Eastern District of New York. In this shareholder derivative action, plaintiff seeks to recover monies on behalf of "the Alger Funds" for the purportedly wrongful conduct of defendants, including an alleged violation of Section 36 of the Investment Company Act by Alger Management and the former vice chairman and an alleged breach of fiduciary duty by Alger Management and the former vice chairman.

      Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Fund believes that it will not be materially adversely affected by the pending lawsuits.

                                                                            -71-
                      REPORT OF INDEPENDENT PUBLIC AUDITORS

To the Shareholders and
 Board of Trustees of The Alger Fund:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Fund (a Massachusetts business trust comprising, respectively, the LargeCap Growth, Small Capitalization, Balanced, MidCap Growth, Capital Appreciation, Health Sciences, SmallCap and MidCap, and Money Market Portfolios) as of October 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the LargeCap Growth, Small Capitalization, Balanced, MidCap Growth, Capital Appreciation and Money Market Portfolios for the three years ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in securities as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Fund at October 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.

                                               /s/ Ernst & Young LLP


December 10, 2003

                                                                            -72-
TAX INFORMATION
(UNAUDITED)

      In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2003, 22.1% of the dividends paid from ordinary income qualified for the dividends received deduction for corporations.

      Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2004. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                                                            -73-
TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, Spectra Fund, The Alger American Fund, The Alger Institutional Fund, The China- U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                       NUMBER OF
                                                                                                   PORTFOLIOS IN THE
                                                                                                      ALGER FUND
    NAME, AGE,                                                                           TRUSTEE     COMPLEX WHICH
POSITION WITH THE                                                                        AND/OR      ARE OVERSEEN
 FUND AND ADDRESS                          PRINCIPAL OCCUPATIONS                      OFFICER SINCE   BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Fred M. Alger III (68)           Chairman of the Board of Alger                            1986           22
  Chairman of the Board          Associates, Inc. ("Associates"),
                                 Fred Alger & Company, Incorporated
                                 ("Alger Inc."), Alger Management, Alger
                                 Properties, Inc. ("Properties"), Alger
                                 Shareholder Services, Inc. ("Services"),
                                 Alger Life Insurance Agency, Inc.
                                 ("Agency"), Fred Alger International
                                 Advisory S.A. ("International"), and five of
                                 the six funds in the Alger Fund Complex;
                                 Chairman of the Boards of Alger
                                 SICAV("SICAV") and Analysts
                                 Resources, Inc. ("ARI").

Dan C. Chung (41)                President, Director and Chief Investment                  2001           16
                                 President and Trustee Officer of Alger
                                 Management; President and Director of
                                 Associates, Alger Inc., Properties, Services,
                                 Agency, International, ARI and Trust; Trustee/
                                 Director of four of  the six funds in the Alger
                                 Fund Complex.

Hilary M. Alger (42)             Trustee/Director of five of the six funds                 2003           17
  Trustee                        in  the  Alger  Fund  Complex;   Associate
                                 Director  ofDevelopment, College of Arts and
                                 Sciences, University of Virginia,   formerly
                                 Director   of   Development   and
                                 Communications, Lenox Hill Neighborhood House.


                                                                                                       NUMBER OF
                                                                                                   PORTFOLIOS IN THE
                                                                                                      ALGER FUND
    NAME, AGE,                                                                           TRUSTEE     COMPLEX WHICH
POSITION WITH THE                                                                        AND/OR      ARE OVERSEEN
 FUND AND ADDRESS                          PRINCIPAL OCCUPATIONS                      OFFICER SINCE   BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
Stephen E. O'Neil (71)           Attorney; Private investor since 1981;                    1986           23
  Trustee                        Director of Brown-Forman Corporation;
                                 Trustee/Director  of the six  funds  in the
                                 Alger  Fund Complex; formerly of Counsel to the
                                 law firm of Kohler &Barnes.

Charles F. Baird, Jr. (49)       Managing Partner of North Castle Partners,                2000           16
  Trustee                        a private equity securities group; Chairman
                                 of Equinox, Leiner Health Products,  Elizabeth
                                 Arden Day Spas,  Grand  Expeditions and EAS;
                                 Trustee/Director  of four  of the  six  funds
                                 in  the  Alger  Fund  Complex. Formerly
                                  ManagingDirector of AEAInvestors, Inc.

Roger P. Cheever (57)            Associate Dean of Development, Harvard                    2000           16
  Trustee                        University; Trustee/Director of four of the
                                 six funds in the Alger Fund Complex.
                                 Formerly Deputy Director of the Harvard
                                 College Fund.

Lester L. Colbert, Jr. (69)      Private investor; Trustee/Director of five of             2000           17
  Trustee                        the six funds in the Alger Fund Complex.
                                 Formerly Chairman of the Board and Chief
                                 Executive Officer of Xidex Corporation.


Nathan E. Saint-Amand,           Medical doctor in private practice; Co-Partner            1986           23
  M.D. (65)                      Fishers Island Partners; Member of the Board
  Trustee                        of the Manhattan Institute; Trustee/Director
                                 of the six funds in the Alger Fund Complex.
                                 Formerly Co-Chairman Special Projects
                                 Committee of Memorial Sloan Kettering.


                                                                                                       NUMBER OF
                                                                                                   PORTFOLIOS IN THE
                                                                                                      ALGER FUND
    NAME, AGE,                                                                           TRUSTEE     COMPLEX WHICH
POSITION WITH THE                                                                        AND/OR      ARE OVERSEEN
 FUND AND ADDRESS                          PRINCIPAL OCCUPATIONS                      OFFICER SINCE   BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------

OFFICERS
Frederick A. Blum (50)           Executive Vice President of Alger                         1996           N/A
  Treasurer and Assistant        Management; Treasurer and Assistant
  Secretary                      Secretary of the six funds in the Alger Fund
                                 Complex.   Executive  Vice   President,
                                 Treasurer  and Director of Trust.

Dorothy G. Sanders (48)          Senior Vice President, General Counsel and                2000           N/A
  Secretary                      Secretary of Alger, Inc., General Counsel and
                                 Secretary of Associates, Agency, Properties,
                                 Services, ARI and Alger Management;
                                 Secretary of International, and the six funds
                                 in the Alger Fund Complex. Formerly Senior
                                 Vice President, Fleet Financial Group.



Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred M. Alger
III. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

NOTES:

THE ALGER FUND

111 Fifth Avenue
New York, NY 10003
(800) 992-3863
www.alger.com

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

This report is submitted for the general information of the shareholders of The Alger Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

[ALGER LOGO]  Alger Shareholder Services, Inc.
              30 Montgomery Street
              Jersey City, NJ 07302















ARA L2

ITEM 2.  CODE OF ETHICS.

         (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

         (b)  Not applicable.

         (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (e)  Not applicable.

         (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         On September 8, 2003, the Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.  RESERVED

ITEM 9. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

         (b) No changes in the registrant's internal control over financial reporting occurred during the registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) (1) Code of Ethics as Exhibit EX-99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Fund

By: /s/ Dan C. Chung
-----------------------------
    Dan C. Chung
    President

Date:  December 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Dan C. Chung
-----------------------------
    Dan C. Chung
    President

Date:  December 16, 2003

By: /s/ Frederick A. Blum
-----------------------------
    Frederick A. Blum
    Treasurer

Date:  December 16, 2003